UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6693

Nuveen Select Tax-Free Income Portfolio 3
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report March 31, 2011

Nuveen Select Tax-Free Income Portfolio
NXP

Nuveen Select Tax-Free Income Portfolio 2
NXQ

Nuveen Select Tax-Free Income Portfolio 3
NXR

Nuveen California Select Tax-Free Income Portfolio
NXC

Nuveen New York Select Tax-Free Income Portfolio
NXN

March

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Dividend and Share Price Information	12
Performance Overviews	13
Report of Independent Registered Public Accounting Firm	18
Portfolios of Investments	19
Statement of Assets and Liabilities	50
Statement of Operations	51
Statement of Changes in Net Assets	52
Financial Highlights	54
Notes to Financial Statements	60
Board Members and Officers	67
Annual Investment Management Agreement Approval Process	72
Board Approval of Sub-Advisory Arrangements	79
Reinvest Automatically, Easily and Conveniently	80
Glossary of Terms Used in this Report	82
Other Useful Information	87

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of April, 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 89% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
May 19, 2011

4 Nuveen Investments

Portfolio Managers’ Comments

Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)

Portfolio managers Tom Spalding and Scott Romans examine economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Select Portfolios. With 35 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003. He assumed portfolio management responsibility for NXN in January 2011 from Cathryn Steeves, who managed this Portfolio from 2006 to December 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended March 31, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting (following the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive quarter of positive growth. The employment picture continued to improve gradually, with the national jobless rate registering 8.8% in March 2011, its lowest level since March 2009 and down from 9.7% a year earlier. Inflation posted its largest twelve-month gain since December 2009, as the Consumer Price Index (CPI) rose 2.7% year-over-year as of March 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.2% over this period. The housing market

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolios disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments 5

continued to be a weak spot in the economy. For the twelve months ended February 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.3%, with 10 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009, and which expired on December 31, 2010. Between the beginning of this reporting period on April 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $90.5 billion, accounting for over 27% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and its impact on demand for U.S. Treasuries. Adding to this situation was media coverage of the strained finances of many state and local governments, which often failed to differentiate between gaps in these governments’ operating budgets and their ability to meet their debt service obligation. As a result, money began to flow out of municipal mutual funds, yields rose and valuations lowered. Toward the end of this period, we saw the environment in the municipal market improve, as crossover buyers—including hedge funds and life insurance companies—were attracted by municipal bond prices and tax-exempt yields, resulting in decreased outflows, declining yields and rising valuations.

Over the twelve months ended March 31, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $378.9 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. In recent months, crossover buyers have provided support for the market.

How were economic and market conditions in California and New York during this period?

During the twelve-month period, California continued to struggle to emerge from recession. The impact of the past few years on the state’s economic growth can be seen in its ranking in terms of GDP growth. In 2009 (most recent data available at the time this report was prepared), California ranked 32nd in the nation in GDP growth by state, as its economy contracted 2.2%. As of March 2011, California’s unemployment rate was 12.0%, the second highest in the nation (behind Nevada), down from 12.4% in March 2010. Employment losses, especially in the construction sector, far outweighed the

6 Nuveen Investments

growth in professional and business services, education and health services, and leisure and hospitality, the only sectors to report recent gains. On the positive side, job losses in real estate-related sectors appeared to be easing. In the housing market, a dwindling number of real estate-owned foreclosures has helped the outlook for home prices by reducing distressed housing sales. According to the S&P/Case-Shiller home price index of 20 major metropolitan areas, home prices in San Diego, Los Angeles, and San Francisco lost 1.8%, 2.1%, and 3.5%, respectively, over the twelve months ended February 2011, compared with an average decrease of 3.3% nationwide.

California continued to be burdened by serious budget problems. The $125.3 billion California state budget for fiscal 2011 was enacted in October 2010. This budget eliminated a $19.3 billion shortfall through use of additional federal funds, various one-time receipts and loans, and spending reductions that affected pay for state workers, home care for the elderly, child care services, and state prisons. The budget deficit for fiscal 2012 was estimated at $25.4 billion, including an $8.2 billion carry-over from fiscal 2011. The governor was expected to unveil a revised budget in mid-May 2011, with updated revenue and spending estimates, as legislators face a June 15 budget deadline. As of March 2011, Moody’s and S&P rated California general obligation (GOs) bonds at A1 and A-, respectively. For the twelve months ended March 31, 2011, municipal issuance in California totaled $49.6 billion, a decrease of 32% from the previous twelve months.

The impact of the recession on New York’s economy was even more evident than in California. In 2009, New York ranked 48th in the nation in GDP growth by state, ahead of only Michigan and Nevada. Recently, New York reported employment gains in its primary industries, including financial activities, professional and business services, education and health services, and leisure and hospitality. In March 2011, unemployment in New York was 8.0%, the lowest level since March 2009, down from 8.8% in March 2010. The decline in housing prices also continued to weigh on the New York economy. Between February 2010 and February 2011, housing prices in New York City dropped 3.1%, compared with an average decrease of 3.3% nationwide.

New York continued to face substantial fiscal challenges. The $133.8 billion fiscal 2010-2011 state budget was adopted piecemeal, with the final sections enacted June 28, 2010. This budget closed a $9 billion gap through expenditure reductions and a $1.60 per pack hike in the state cigarette tax, among other measures. On March 31, 2011, the $132.5 billion New York state budget for fiscal 2011-2012 was approved on schedule. As of March 2011, New York state GOs were rated Aa2 by Moody’s and AA by S&P. Both rating agencies maintained stable outlooks for the state. For the twelve months ended March 31, 2011, municipal issuance in New York totaled $39.5 billion, a decrease of 5% from the previous twelve months. For this period, New York continued to rank second in the nation, following California, in terms of municipal issuance by state.

Nuveen Investments 7

What key strategies were used to manage the Nuveen Select Portfolios during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BAB program (which expired on December 31, 2010). This program also significantly affected the availability of tax-exempt bonds in California and New York. Between the beginning of this reporting period on April 1, 2010, and the end of the BAB program, Build America Bonds accounted for approximately 37% of municipal supply in California and 32% in New York. Since interest payments from Build America Bonds represent taxable income, we did not view these bonds as good investment opportunities for these Portfolios. Further compounding the supply situation was the drop-off in new municipal issuance during the first three months of 2011, when issuance in California and New York declined 84% and 16%, respectively, from that of the same period in 2010.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long-term. During this period, the national Portfolios found value in various areas of the market, including health care across a geographically diverse range of states. In general, our focus was on intermediate to longer-term bonds that would help to maintain the Portfolios’ durations. In recent months, we began to add bonds with longer maturities in an effort to slightly extend duration and position the Portfolios advantageously for changes in the market environment.

During this period, portfolio activity in NXN was lower than usual due to the difficulty of finding appropriate tax-exempt bonds in the New York market. However, we did discover attractive opportunities to add to our holdings of health care, airport and charter school bonds.

In California, opportunities to purchase attractive bonds for NXC were more numerous. One of the areas we favored during this period was the “other revenue” sector, where we were actively adding tax increment financing district, or redevelopment district, bonds. The proposed elimination of redevelopment district programs in California, suggested as part of efforts to close gaps in the state budget, prompted issuers to come to market with their remaining authorizations of redevelopment district bonds. This resulted in heavier supply of these bonds and higher yields at attractive prices. NXC also purchased health care credits and school district zero coupon bonds during this period.

During 2010, a portion of our investment activity resulted from opportunities created by the provisions of the BAB program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally did not qualify for the BAB program and continued to issue bonds

8 Nuveen Investments

in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital, and private activities also were not covered by the BAB program, and this resulted in attractive opportunities in various other sectors of the market.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Portfolios fully invested. In NXC, we also sold some very short-dated bonds to fund additional purchases during this period. Selling in the other four Portfolios was generally minimal because of the difficulty in finding appropriate replacement securities.

As of March 31, 2011, all five Portfolios continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Portfolios perform?

Individual results for the Nuveen Select Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value
For periods ended 3/31/11
	1-Year	5-Year	10-Year
National Portfolios
NXP	0.69%	3.48%	4.34%
NXQ	0.13%	2.53%	3.75%
NXR	0.62%	3.52%	4.26%

Standard & Poor’s (S&P) National Municipal Bond Index1	1.45%	3.80%	4.64%
Lipper General and Insured Unleveraged Municipal Debt Funds Average2	0.51%	3.00%	3.93%

California Portfolio
NXC	0.83%	3.11%	4.07%

Standard & Poor’s (S&P) California Municipal Bond Index1	1.57%	3.43%	4.46%
Lipper California Municipal Debt Funds Average2	-2.53%	1.17%	4.20%

New York Portfolio
NXN	1.84%	3.83%	4.31%

Standard & Poor’s (S&P) New York Municipal Bond Index1	1.47%	4.10%	4.72%
Lipper New York Municipal Debt Funds Average2	-0.56%	2.28%	4.76%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Portfolio distributions or upon the sale of Portfolio shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.

1
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The Standard & Poor’s (S&P) Municipal Bond Indexes for California and New York are also unleveraged and market value-weighted and comprise a broad range of tax-exempt, investment-grade municipal bonds issued in California and New York, respectively. The S&P indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2
Each of the Lipper Municipal Debt Funds Averages shown in this report is calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged Average, 1-year, 8 funds; 5-year, 7 funds; and 10-year, 7 funds; Lipper California Average, 1-year, 24 funds; 5-year, 23 funds; and 10-year, 12 funds; and Lipper New York Average, 1-year, 17 funds; 5-year, 16 fund; and 10-year, 6 funds.Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper averages are not available for direct investment.

Nuveen Investments 9

For the twelve months ended March 31, 2011, the total returns on net asset value (NAV) for NXP, NXQ and NXR underperformed the return for the Standard & Poor’s (S&P) National Municipal Bond Index. NXP and NXR exceeded the average return for the Lipper General and Insured Unleveraged Municipal Debt Funds Average, while NXQ trailed this measure. NXC underperformed the S&P California Municipal Bond Index and outperformed the Lipper California Municipal Debt Funds Average, while NXN outperformed both the S&P New York Municipal Bond Index and the Lipper New York Municipal Debt Funds Average.

Key management factors that influenced the Portfolios’ returns during this period included duration and yield curve positioning, credit exposure, and sector allocation. During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at the longest end of the yield curve posting the weakest returns. Overall, duration and yield curve positioning was a positive contributor to the performances of NXP, NXR, NXC, and NXN and a negative factor in NXQ. Among these five Portfolios, NXN was the most advantageously positioned in terms of duration and yield curve positioning, with greater exposure to the outperforming segments of the yield curve, especially bonds with maturities of two to eight years. This Portfolio also was substantially underweighted in the longest part of the curve that underperformed. NXQ, on the other hand, had the longest duration among the three national Portfolios, and its greater exposure to the underperforming long end of the curve hurt its performance for this period.

Credit exposure also played an important role in performance. During the market reversal of late 2010, as redemption activity in high-yield funds increased, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB typically under-performed those rated AAA. These Portfolios tended to be overweighted in bonds rated BBB, which detracted from their performances, especially in NXQ and NXC. While this was offset to some degree in NXP, NXQ, NXR and NXN by overweights to bonds rated AAA, NXC was also negatively impacted by its underexposure to bonds rated AAA.

Holdings that generally made positive contributions to the Portfolios’ returns during this period included general obligation and other tax-supported bonds, housing credits and resource recovery bonds. All of these Portfolios were underexposed to tax-supported bonds, which detracted from their performance. For NXC, the predominant factor in its performance for this period was its underweighting in the tax-supported sector, especially California state GOs, relative to the California market. This underweighting was due to the fact that California state GOs comprise such a large portion (just over 25% as of March 2011) of the tax-supported sector in California that it is impossible to match this market weighting in our Portfolios. During this period, due in part to their scarcity and security provisions, California state GOs outperformed the general municipal market by a significant margin. Consequently, the more underweight a Portfolio was in these credits, the more it hurt that Portfolio’s performance.

10 Nuveen Investments

Based on its duration and quality characteristics, the health care segment of the California municipal bond market also performed well, and NXC had good exposure to this sector. In addition, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the stronger performers during this period, primarily due to their shorter effective maturities and higher credit quality. As of March 31, 2011, all three of the national Portfolios were overweighted in pre-refunded bonds, with NXP and NXR having the heaviest weightings.

In contrast, the industrial development revenue (IDR), transportation and education sectors turned in relatively weak performances, as did the health care component of the national and New York municipal markets. The three national Portfolios and NXN tended to be overweight in health care, which detracted from their performance.

Nuveen Investments 11

Dividend
and Share Price Information

The monthly dividends of all five of the Portfolios remained stable throughout the twelve-month reporting period ended March 31, 2011.

Due to normal portfolio activity, shareholders of NXR received a long-term capital gains distribution of $0.0011 per share in December 2010.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio’s past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio’s NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio’s NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2011, all of the Portfolios in this report had positive UNII balances for both tax purposes and financial reporting purposes.

SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Portfolios’ repurchase program, the Portfolios’ have not repurchased any of their outstanding shares.

As of March 31, 2011, and during the twelve-month reporting period, the share prices of the Portfolios were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

	3/31/11	Twelve-Month Average
Portfolio	(-) Discount	(+) Premium/(-) Discount
NXP	(-)2.43%	(+)2.36%
NXQ	(-)3.80%	(+)0.56%
NXR	(-)3.55%	(+)0.64%
NXC	(-)6.25%	(-)4.99%
NXN	(-)4.74%	(-)2.13%

12 Nuveen Investments

NXP	Nuveen Select Tax-Free Income Portfolio
Performance
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price	$13.25
Net Asset Value (NAV)	$13.58
Premium/(Discount) to NAV	-2.43%
Market Yield	5.39%
Taxable-Equivalent Yield1	7.49%
Net Assets ($000)	$224,268

Average Annual Total Return
(Inception 3/19/92)
	On Share Price	On NAV
1-Year	-5.40%	0.69%
5-Year	3.61%	3.48%
10-Year	4.65%	4.34%

States3
(as a % of total municipal bonds)
Illinois	15.1%
Colorado	10.2%
Texas	8.4%
South Carolina	7.7%
California	7.7%
Florida	7.6%
Indiana	6.7%
Washington	6.6%
Nevada	5.2%
New Jersey	2.7%
New Mexico	2.2%
Oklahoma	2.2%
Alaska	1.9%
Wisconsin	1.9%
Other	13.9%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed	29.5%
Health Care	24.5%
Transportation	10.6%
Tax Obligation/Limited	9.9%
Utilities	7.5%
Tax Obligation/General	6.1%
Consumer Staples	5.9%
Other	6.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 13

NXQ	Nuveen Select Tax-Free
Income Portfolio 2
Performance
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price	$12.40
Net Asset Value (NAV)	$12.89
Premium/(Discount) to NAV	-3.80%
Market Yield	5.37%
Taxable-Equivalent Yield1	7.46%
Net Assets ($000)	$228,016

Average Annual Total Return
(Inception 5/21/92)
	On Share Price	On NAV
1-Year	-5.56%	0.13%
5-Year	3.43%	2.53%
10-Year	4.13%	3.75%

States3
(as a % of total municipal bonds)
Illinois	15.3%
Texas	11.8%
Colorado	10.6%
California	8.0%
Indiana	6.1%
South Carolina	5.1%
New Mexico	3.1%
New York	3.0%
Washington	3.0%
Iowa	3.0%
Massachusetts	2.5%
Nevada	2.5%
Florida	2.4%
Louisiana	2.4%
Pennsylvania	2.3%
Rhode Island	2.2%
New Jersey	1.9%
Other	14.8%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed	22.9%
Health Care	21.3%
Tax Obligation/Limited	12.3%
Transportation	12.0%
Utilities	8.0%
Tax Obligation/General	6.4%
Consumer Staples	5.7%
Other	11.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

14 Nuveen Investments

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price		$13.03
Net Asset Value (NAV)		$13.51
Premium/(Discount) to NAV		-3.55%
Market Yield		4.93%
Taxable-Equivalent Yield1		6.85%
Net Assets ($000)		$175,846

Average Annual Total Return
(Inception 7/24/92)
	On Share Price	On NAV
1-Year	-3.98%	0.62%
5-Year	4.14%	3.52%
10-Year	4.75%	4.26%

States4
(as a % of total municipal bonds)
Illinois		19.1%
California		10.3%
Texas		10.2%
Colorado		7.0%
Indiana		6.2%
Iowa		5.3%
North Carolina		4.4%
Nevada		3.7%
Florida		3.4%
South Carolina		3.3%
New York		3.1%
Pennsylvania		2.9%
New Mexico		2.8%
Michigan		2.5%
Nebraska		2.0%
Other		13.8%

Portfolio Composition4
(as a % of total investments)
U.S. Guaranteed		25.0%
Health Care		20.5%
Tax Obligation/Limited		13.8%
Utilities		13.5%
Transportation		7.6%
Tax Obligation/General		4.9%
Other		14.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0011 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments 15

NXC	Nuveen California
Select Tax-Free
Performance	Income Portfolio
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price		$12.59
Net Asset Value (NAV)		$13.43
Premium/(Discount) to NAV		-6.25%
Market Yield		5.29%
Taxable-Equivalent Yield1		8.10%
Net Assets ($000)		$84,199

Average Annual Total Return
(Inception 6/19/92)
	On Share Price	On NAV
1-Year	1.18%	0.83%
5-Year	3.46%	3.11%
10-Year	4.24%	4.07%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General		28.0%
Tax Obligation/Limited		19.0%
Health Care		14.0%
Education and Civic Organizations		9.5%
Utilities		6.5%
Transportation		5.6%
U.S. Guaranteed		5.3%
Other		12.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

16 Nuveen Investments

NXN	Nuveen New York Select Tax-Free
Performance	Income Portfolio
OVERVIEW
as of March 31, 2011

Fund Snapshot
Share Price		$13.06
Net Asset Value (NAV)		$13.71
Premium/(Discount) to NAV		-4.74%
Market Yield		4.69%
Taxable-Equivalent Yield1		6.99%
Net Assets ($000)		$53,705

Average Annual Total Return
(Inception 6/19/92)
	On Share Price	On NAV
1-Year	-1.08%	1.84%
5-Year	4.24%	3.83%
10-Year	4.34%	4.31%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		18.0%
Health Care		14.6%
Water and Sewer		12.8%
Long-Term Care		11.1%
Housing/Single Family		8.2%
Education and Civic Organizations		8.1%
Tax Obligation/General		7.4%
Housing/Multifamily		6.0%
Other		13.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 17

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
May 25, 2011

18 Nuveen Investments

Nuveen Select Tax-Free Income Portfolio
NXP	Portfolio of Investments
March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 98.7%
	Alaska – 1.9%
$ 2,475	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2003E, 5.250%, 12/01/23	12/13 at 100.00	A+ (4)	$ 2,768,832
	(Pre-refunded 12/01/13) – NPFG Insured
2,635	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds,	6/14 at 100.00	Baa3	1,557,338
	Series 2006A, 5.000%, 6/01/46
5,110	Total Alaska			4,326,170
	Arizona – 0.2%
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	BBB–	541,275
	Company, Series 2010A, 5.250%, 10/01/40
	Arkansas – 0.3%
5,915	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer	No Opt. Call	Aa2	702,170
	Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 7.6%
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series	10/17 at 100.00	A–	1,595,520
	2004A, 0.000%, 10/01/25 – AMBAC Insured
3,325	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%,	5/12 at 101.00	AA– (4)	3,560,377
	5/01/14 (Pre-refunded 5/01/12)
1,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	Aa2	1,083,960
	Project, Series 2009, 6.750%, 2/01/38
2,645	Cypress Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	AA+	643,238
	Bonds, Series 2009A, 0.000%, 5/01/34 – AGM Insured
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	3,379,500
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
2,350	Golden Valley Unified School District, Madera County, California, General Obligation Bonds,	8/17 at 56.07	AA+	649,376
	Election 2006 Series 2007A, 0.000%, 8/01/29 – AGM Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	1,226,211
	Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,130	Los Angeles Department of Water and Power, California, Waterworks Revenue Refunding Bonds,	7/11 at 100.00	AA	1,096,123
	Series 2001A, 5.125%, 7/01/41 – FGIC Insured
365	Los Angeles, California, Parking System Revenue Bonds, Series 1999A, 5.250%, 5/01/29 –	5/11 at 100.00	A+	362,040
	AMBAC Insured
1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds,	No Opt. Call	AA–	437,780
	Series 2007, 0.000%, 8/01/23 – NPFG Insured
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	561,373
	6.750%, 11/01/39
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of	No Opt. Call	A+	304,946
	Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured
2,930	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	No Opt. Call	Baa1	724,325
	Refunding Bonds, Series 1997A, 0.000%, 1/15/27 – NPFG Insured
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	Aa3	634,709
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
750	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/15 at 100.00	Baa3	466,860
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	AAA	318,355
	Series 2007, 0.000%, 10/01/30 – AMBAC Insured
29,075	Total California			17,044,693

Nuveen Investments 19

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 10.1%
$ 1,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of	No Opt. Call	AA	$ 910,690
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2002A:
1,700	5.500%, 3/01/22 (Pre-refunded 3/02/12)	3/12 at 100.00	AA (4)	1,773,321
690	5.500%, 3/01/22 (Pre-refunded 3/01/12)	3/12 at 100.00	Aa2 (4)	721,457
5,295	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	5,716,164
	(Alternative Minimum Tax)
5,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A,	11/11 at 100.00	A+	5,121,250
	5.625%, 11/15/17 – FGIC Insured (Alternative Minimum Tax)
3,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center	12/13 at 100.00	N/R (4)	3,304,500
	Hotel, Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured
500	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 –	11/13 at 100.00	A+	469,065
	SYNCORA GTY Insured
12,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006B, 0.000%, 9/01/38 –	9/26 at 54.77	Baa1	1,397,250
	NPFG Insured
3,160	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A,	6/11 at 102.00	N/R (4)	3,256,506
	5.500%, 6/15/20 (Pre-refunded 6/15/11) – AMBAC Insured
32,845	Total Colorado			22,670,203
	Florida – 7.5%
2,000	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.375%, 6/01/46	6/16 at 100.00	A–	1,746,640
5,000	Jacksonville Health Facilities Authority, Florida, Revenue Bonds, Ascension Health, Series	11/12 at 101.00	Aa1	4,923,450
	2002A, 5.250%, 11/15/32
10,000	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series	10/11 at 100.00	Aa2	10,190,200
	2002-17, 5.000%, 10/01/17
17,000	Total Florida			16,860,290
	Georgia – 0.9%
2,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional	12/20 at 100.00	N/R	1,942,960
	Medical Center Project, Series 2010, 8.125%, 12/01/45
	Illinois – 14.9%
1,965	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System	No Opt. Call	A2	1,205,095
	Revenue Bonds, Series 1999A, 0.000%, 4/01/20 – NPFG Insured
2,600	Chicago Heights, Illinois, General Obligation Corporate Purpose Bonds, Series 1993, 5.650%,	6/11 at 100.00	BBB	2,620,618
	12/01/17 – FGIC Insured
195	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds,	11/13 at 100.00	Aa3	207,287
	Series 2003B, 5.250%, 11/01/20 – AGM Insured
805	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds,	11/13 at 100.00	Aa3 (4)	896,512
	Series 2003B, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured
600	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational	5/12 at 101.00	Aaa	642,180
	Advancement Foundation Fund, University Center Project, Series 2002, 6.000%, 5/01/22
	(Pre-refunded 5/01/12)
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond	No Opt. Call	Aa1	900,627
	Trust 1137, 9.166%, 7/01/15 (IF)
4,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A,	8/14 at 100.00	N/R (4)	4,570,280
	5.500%, 8/15/43 (Pre-refunded 8/15/14)
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series	8/19 at 100.00	BBB	984,750
	2009, 6.875%, 8/15/38
2,100	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical	8/18 at 100.00	BBB	1,778,322
	Centers, Series 2008A, 5.500%, 8/15/30
1,320	Illinois Health Facilities Authority, Revenue Bonds, Decatur Memorial Hospital, Series 2001,	10/11 at 100.00	A	1,329,768
	5.600%, 10/01/16
2,950	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A,	7/12 at 100.00	AA+	3,060,566
	6.000%, 7/01/17

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,275	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare,	1/13 at 100.00	Baa1	$ 2,319,954
	Series 2002, 6.250%, 1/01/17
400	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series	8/11 at 100.00	N/R	346,196
	1997, 5.000%, 8/15/21 – AMBAC Insured
3,125	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion	No Opt. Call	A2	2,395,656
	Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
1,500	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	AAA	477,840
810	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	AAA	245,649
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	903,000
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place	6/12 at 101.00	AAA	5,085,650
	Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,305,057
	Yorkville, Illinois, General Obligation Debt Certificates, Series 2003:
1,000	5.000%, 12/15/19 (Pre-refunded 12/15/11) – RAAI Insured	12/11 at 100.00	N/R (4)	1,033,160
1,000	5.000%, 12/15/20 (Pre-refunded 12/15/11) – RAAI Insured	12/11 at 100.00	N/R (4)	1,033,160
39,995	Total Illinois			33,341,327
	Indiana – 6.6%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage	7/14 at 100.00	A (4)	1,129,740
	Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured
1,525	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus	No Opt. Call	AA+	1,697,706
	Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest	3/17 at 100.00	BBB+	887,940
	Indiana, Series 2007, 5.500%, 3/01/37
9,855	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A,	7/12 at 100.00	AAA	10,431,813
	5.125%, 7/01/21 (Pre-refunded 7/01/12) – NPFG Insured
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds,	1/15 at 100.00	AA+	764,663
	Series 2005, 5.000%, 7/15/22 – NPFG Insured
14,130	Total Indiana			14,911,862
	Iowa – 1.7%
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/15 at 100.00	BBB	714,090
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/17 at 100.00	BBB	3,181,320
	5.600%, 6/01/34
5,000	Total Iowa			3,895,410
	Kansas – 0.5%
500	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006,	7/16 at 100.00	A2	434,280
	4.875%, 7/01/36
750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004,	6/14 at 100.00	BBB+	739,433
	5.300%, 6/01/31 – NPFG Insured
1,250	Total Kansas			1,173,713
	Louisiana – 1.1%
2,735	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds,	5/11 at 101.00	A–	2,502,197
	Series 2001B, 5.875%, 5/15/39

Nuveen Investments 21

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 1.3%
$ 500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A3	$ 451,655
	Series 2008E-1 & 2, 5.000%, 7/01/28
20	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AA	20,407
	System Inc., Series 2001C, 6.000%, 7/01/17
480	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AAA	491,659
	System Inc., Series 2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)
1,955	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	1,874,493
2,955	Total Massachusetts			2,838,214
	Michigan – 1.3%
2,900	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	2,812,478
	Credit Group, Series 2002C, 5.375%, 12/01/30
	Missouri – 0.8%
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
500	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA+	277,955
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	1,537,800
5,500	Total Missouri			1,815,755
	Nevada – 5.1%
2,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2003,	7/13 at 100.00	AA–	2,528,800
	5.000%, 7/01/23 – AMBAC Insured
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	902,390
	International Airport, Series 2010A, 5.250%, 7/01/42
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
2,360	0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	D	293,796
4,070	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	D	474,684
6,025	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	D	1,342,310
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	A	1,659,210
	8.000%, 6/15/30
1,515	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/21 – FGIC Insured	6/12 at 100.00	A	1,523,575
2,555	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/21 (Pre-refunded	6/12 at 100.00	A3 (4)	2,704,672
	6/01/12) – FGIC Insured
21,525	Total Nevada			11,429,437
	New Hampshire – 0.2%
335	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series	5/11 at 100.00	Aa2	341,898
	2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
	New Jersey – 2.6%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center,	7/13 at 100.00	Ba2	2,132,150
	Series 2003, 5.500%, 7/01/23
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2002:
1,175	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,227,252
1,000	6.000%, 6/01/37 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,064,760
2,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,	6/17 at 100.00	Baa3	1,514,425
	Series 2007-1A, 5.000%, 6/01/41
7,175	Total New Jersey			5,938,587
	New Mexico – 2.1%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	9/17 at 100.00	N/R	810,050
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%,	7/14 at 100.00	AA+	4,001,520
	7/01/25 – AGM Insured
5,000	Total New Mexico			4,811,570

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 0.7%
$ 1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida	2/14 at 100.00	AAA	$ 1,005,510
	Health, Series 2004, 5.050%, 2/15/25
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB–	502,700
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
1,530	Total New York			1,508,210
	North Carolina – 1.4%
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C,	1/19 at 100.00	A–	1,138,740
	6.750%, 1/01/24
1,420	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series	7/11 at 100.00	A–	1,421,377
	1993B, 5.500%, 1/01/21
500	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%,	5/11 at 101.00	Aa3 (4)	507,085
	11/01/17 (Pre-refunded 5/01/11) – FGIC Insured
2,920	Total North Carolina			3,067,202
	Ohio – 0.5%
1,545	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/17 at 100.00	Baa3	1,062,898
	Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42
	Oklahoma – 2.1%
1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005,	9/16 at 100.00	BB+	769,450
	5.375%, 9/01/36
4,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004,	2/14 at 100.00	A	4,010,360
	5.000%, 2/15/24
5,000	Total Oklahoma			4,779,810
	Pennsylvania – 0.9%
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/13 at 100.00	BBB+	503,060
	Series 2003, 5.250%, 7/15/24
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA	731,480
	Bonds, Series 2010B-2, 0.000%, 12/01/30
700	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 –	12/14 at 100.00	Aa3	703,857
	AMBAC Insured
2,200	Total Pennsylvania			1,938,397
	Puerto Rico – 0.6%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/19 at 100.00	A+	988,760
	2009A, 6.000%, 8/01/42
7,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Aa2	347,690
	8/01/54 – AMBAC Insured
8,000	Total Puerto Rico			1,336,450
	South Carolina – 7.6%
1,250	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds,	12/14 at 100.00	AA–	1,313,738
	GROWTH, Series 2004, 5.250%, 12/01/20
10,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series	12/12 at 101.00	AA (4)	10,984,396
	2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and	11/13 at 100.00	A+ (4)	1,702,125
	Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)
520	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A3 (4)	561,808
	Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)
1,980	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	1,868,764
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
685	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement	5/11 at 101.00	BBB (4)	694,830
	Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)
15,935	Total South Carolina			17,125,661

Nuveen Investments 23

Nuveen Select Tax-Free Income Portfolio (continued)
NXP	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 8.3%
$ 5,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities	5/12 at 101.00	BBB–	$ 4,970,750
	Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory
	put 5/15/17) (Alternative Minimum Tax)
500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue	1/15 at 100.00	BBB	403,140
	Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured
360	Dallas-Fort Worth International Airport Public Facility Corporation, Texas, Airport Hotel	7/11 at 100.00	AA+	360,486
	Revenue Bonds, Series 2001, 5.500%, 1/15/20 – AGM Insured
2,300	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds,	11/13 at 100.00	AA	2,268,743
	TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured
1,750	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H,	No Opt. Call	Baa1	353,150
	0.000%, 11/15/30 – NPFG Insured
3,470	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series	11/30 at 61.17	Baa1	413,104
	2001A, 0.000%, 11/15/38 – NPFG Insured
3,805	Harris County-Houston Sports Authority, Texas, Third Lien Revenue Bonds, Series 2004-A3,	11/24 at 52.47	Baa1	447,240
	0.000%, 11/15/35 – NPFG Insured
45	Irving Independent School District, Dallas County, Texas, General Obligation Refunding Bonds,	2/12 at 100.00	AAA	45,032
	Series 2002A, 5.000%, 2/15/31
3,455	Irving Independent School District, Dallas County, Texas, General Obligation Refunding Bonds,	2/12 at 100.00	AAA	3,596,966
	Series 2002A, 5.000%, 2/15/31 (Pre-refunded 2/15/12)
1,780	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/16 at 35.23	AAA	373,444
	Bonds, Series 2007, 0.000%, 8/15/37
2,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation	1/25 at 100.00	A2	1,485,860
	Series 2008I, 0.000%, 1/01/43
2,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center,	12/13 at 100.00	Baa2	1,848,100
	Series 2004, 6.000%, 12/01/34
465	San Antonio, Texas, Water System Revenue Refunding Bonds, Series 1992, 6.000%, 5/15/16	5/12 at 100.00	Aa3 (4)	479,345
	(Pre-refunded 5/15/12) – NPFG Insured
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%,	8/13 at 100.00	Aaa	1,585,973
	8/01/42 (Alternative Minimum Tax)
28,680	Total Texas			18,631,333
	Utah – 0.4%
775	Utah State Building Ownership Authority, Lease Revenue Bonds, State Facilities Master Lease	11/11 at 100.00	AA+ (4)	798,459
	Program, Series 2001B, 5.250%, 5/15/24 (Pre-refunded 11/15/11)
	Virginia – 0.9%
1,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage	10/17 at 100.00	N/R	830,500
	Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
2,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	1,125,340
	Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44
3,000	Total Virginia			1,955,840
	Washington – 6.5%
250	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station,	7/12 at 100.00	Aaa	262,635
	Series 2002A, 5.500%, 7/01/17 – NPFG Insured
1,330	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds,	No Opt. Call	Aaa	1,383,945
	Series 1989, 6.750%, 1/01/12 (ETM)
9,750	Washington State Health Care Facilities Authority, Revenue Bonds, Sisters of Providence Health	10/11 at 100.00	AA	9,913,410
	System, Series 2001A, 5.125%, 10/01/17 – NPFG Insured
2,025	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/13 at 100.00	BBB	2,039,641
	Series 2002, 6.500%, 6/01/26
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	912,178
	12/01/27 – NPFG Insured
15,470	Total Washington			14,511,809

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.2%
$ 500	West Virginia Hospital Finance Authority, Revenue Bonds, United Hospital Center Inc. Project,	6/16 at 100.00	A+	$ 456,000
	Series 2006A, 4.500%, 6/01/26 – AMBAC Insured
	Wisconsin – 1.9%
640	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed	6/12 at 100.00	AAA	666,483
	Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/13 at 100.00	BBB+	1,009,300
	Services Inc., Series 2003A, 5.500%, 8/15/17
2,500	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	2,548,075
4,140	Total Wisconsin			4,223,858
$ 290,765	Total Municipal Bonds (cost $227,294,266)			221,296,136

Shares	Description			Value
	Common Stocks – 0.0%
	Airlines – 0.0%
122	United Continental Holdings Inc. (6), (7)			$ 2,805
	Total Common Stocks (cost $0)			2,805
	Total Investments (cost $227,294,266) – 98.7%			221,298,941
	Other Assets Less Liabilities – 1.3%			2,969,006
	Net Assets – 100%			$ 224,267,947

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
On December 9, 2002, UAL Corporation (“UAL”), the holding company of United Air Lines, Inc. (“United”) filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL’s unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,901 and 617 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 1,901 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 172 UAL common stock shares on November 14, 2007. The remaining 789 shares of UAL common stock were liquidated by the Fund on March 30, 2010. The Fund received an additional distribution of 122 UAL common stock shares on July 20, 2010, which are still held by the Fund as of March 31, 2011. On October 1, 2010, UAL Corporation was renamed United Continental Holdings, Inc.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments 25

Nuveen Select Tax-Free Income Portfolio 2
NXQ	Portfolio of Investments
March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 99.0%
	Arizona – 1.0%
$ 600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	10/20 at 100.00	BBB–	$ 519,624
	Company, Series 2010A, 5.250%, 10/01/40
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc	No Opt. Call	A	1,844,415
	Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
2,850	Total Arizona			2,364,039
	Arkansas – 1.3%
1,000	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2002A, 5.000%, 10/01/19	10/11 at 100.00	AA+ (4)	1,023,590
	(Pre-refunded 10/01/11) – AGM Insured
2,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2002, 5.000%,	12/12 at 100.00	Aa2	2,005,880
	12/01/32 – FGIC Insured
3,000	Total Arkansas			3,029,470
	California – 7.9%
1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series	10/17 at 100.00	A–	797,760
	2004A, 0.000%, 10/01/25 – AMBAC Insured
3,325	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%,	5/12 at 101.00	AA– (4)	3,560,377
	5/01/14 (Pre-refunded 5/01/12)
500	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges	6/11 at 100.00	A2	500,645
	Projects, Series 1998A, 5.250%, 12/01/16
2,000	California State Public Works Board, Lease Revenue Refunding Bonds, Various University of	No Opt. Call	Aa2	2,121,040
	California Projects, Series 1993A, 5.500%, 6/01/14
2,500	California State, General Obligation Bonds, Series 2005, 5.000%, 3/01/31	3/16 at 100.00	A1	2,377,325
60	California, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	4/11 at 100.00	A1	60,149
3,200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	3,604,800
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/17 at 100.00	Baa3	600,110
	Bonds, Series 2007A-1, 5.125%, 6/01/47
3,030	Grossmont Union High School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	Aa2	1,226,211
	Series 2006, 0.000%, 8/01/25 – NPFG Insured
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	457,623
1,195	Palmdale Elementary School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA+	394,983
	Series 2003, 0.000%, 8/01/28 – AGM Insured
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009,	11/19 at 100.00	Baa3	561,373
	6.750%, 11/01/39
	San Joaquin Delta Community College District, California, General Obligation Bonds, Election
	2004 Series 2008B:
1,000	0.000%, 8/01/30 – AGM Insured	8/18 at 50.12	AA+	263,440
1,890	0.000%, 8/01/31 – AGM Insured	8/18 at 47.14	AA+	461,066
1,750	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	6/15 at 100.00	Baa3	1,089,340
	Bonds, Series 2005A-1, 5.500%, 6/01/45
23,490	Total California			18,076,242
	Colorado – 10.5%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	7/19 at 100.00	AA	499,955
	Series 2009A, 5.500%, 7/01/34
1,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of	No Opt. Call	AA	910,690
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2002A:
$ 1,300	5.500%, 3/01/22 (Pre-refunded 3/01/12)	3/12 at 100.00	Aa2 (4)	$ 1,359,267
1,700	5.500%, 3/01/22 (Pre-refunded 3/02/12)	3/12 at 100.00	AA (4)	1,773,321
1,570	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	1,694,878
	(Alternative Minimum Tax)
5,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A,	11/11 at 100.00	A+	5,121,249
	5.625%, 11/15/17 – FGIC Insured (Alternative Minimum Tax)
1,555	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001, 5.500%,	11/11 at 100.00	A+	1,592,787
	11/15/16 – FGIC Insured
3,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center	12/13 at 100.00	N/R (4)	3,304,500
	Hotel, Series 2003A, 5.000%, 12/01/23 (Pre-refunded 12/01/13) – SYNCORA GTY Insured
2,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center	11/16 at 100.00	BBB–	1,484,100
	Hotel, Series 2006, 4.750%, 12/01/35 – SYNCORA GTY Insured
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,100	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	Baa1	1,979,412
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1	2,039,742
4,200	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	Baa1	755,664
250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A,	6/11 at 102.00	AA+ (4)	257,508
	5.250%, 6/15/41 (Pre-refunded 6/15/11) – AGM Insured
1,100	University of Colorado Hospital Authority, Revenue Bonds, Series 2001A, 5.600%, 11/15/31	11/11 at 100.00	A3 (4)	1,135,959
	(Pre-refunded 11/15/11)
36,375	Total Colorado			23,909,032
	Florida – 2.4%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa	10/16 at 100.00	A3	843,110
	General Hospital, Series 2006, 5.250%, 10/01/41
1,500	Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and Improvement Bonds, Series	10/12 at 100.00	A+	1,527,765
	2002, 5.000%, 10/01/21 – FGIC Insured
2,500	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA+	2,369,125
625	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Refunding Bonds, Series	7/11 at 101.00	A3	625,138
	2001, 5.125%, 7/01/29 – FGIC Insured
5,625	Total Florida			5,365,138
	Georgia – 0.4%
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional	12/20 at 100.00	N/R	971,480
	Medical Center Project, Series 2010, 8.125%, 12/01/45
	Illinois – 15.2%
630	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted	7/11 at 100.00	AA	631,581
	Housing Development Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17
590	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	563,232
1,665	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport,	1/16 at 100.00	A1	1,499,516
	Series 2005A, 5.000%, 1/01/33 – FGIC Insured
600	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational	5/12 at 101.00	Aaa	642,180
	Advancement Foundation Fund, University Center Project, Series 2002, 6.000%, 5/01/22
	(Pre-refunded 5/01/12)
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond	No Opt. Call	Aa1	900,627
	Trust 1137, 9.166%, 7/01/15 (IF)
150	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2007A, 5.000%,	5/17 at 100.00	Baa1	128,637
	5/15/32 – NPFG Insured
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%,	9/15 at 100.00	Aa3	1,651,926
	9/01/31 – RAAI Insured

Nuveen Investments 27

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,600	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical	8/18 at 100.00	BBB	$ 1,354,912
	Centers, Series 2008A, 5.500%, 8/15/30
2,255	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A,	7/12 at 100.00	AA+	2,316,652
	6.250%, 7/01/22
1,055	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series	7/11 at 100.00	Baa3 (4)	1,069,970
	2001A, 6.125%, 7/01/31 (Pre-refunded 7/01/11)
415	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series	8/11 at 100.00	N/R	359,178
	1997, 5.000%, 8/15/21 – AMBAC Insured
1,000	Illinois Housing Development Authority, Housing Finance Bonds, Series 2005E, 4.750%, 7/01/30 –	1/15 at 100.00	AA	891,890
	FGIC Insured
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,775,182
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	AAA	272,592
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	903,000
7,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place	6/12 at 101.00	AAA	7,119,906
	Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured
5,045	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment,	12/12 at 100.00	A	4,893,499
	Series 2002A, 5.000%, 6/01/22 – RAAI Insured
	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax Increment,
	Series 2002B:
1,060	0.000%, 12/01/17 – RAAI Insured	No Opt. Call	BB	764,631
1,135	0.000%, 12/01/18 – RAAI Insured	No Opt. Call	BB	758,089
1,100	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,104,279
1,000	Yorkville, Illinois, General Obligation Debt Certificates, Series 2003, 5.000%, 12/15/21	12/11 at 100.00	N/R (4)	1,033,160
	(Pre-refunded 12/15/11) – RAAI Insured
41,585	Total Illinois			34,634,639
	Indiana – 6.0%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage	7/14 at 100.00	A (4)	1,129,740
	Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series 2008B,	No Opt. Call	AA+	514,304
	0.000%, 6/01/30 – AGM Insured
750	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension	No Opt. Call	Aa1	684,368
	Health, Series 2006B-5, 5.000%, 11/15/36
600	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc.,	9/11 at 100.00	BBB	546,942
	Series 2001, 5.375%, 9/15/22
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest	3/17 at 100.00	BBB+	887,940
	Indiana, Series 2007, 5.500%, 3/01/37
585	Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds, Series 2002C-2,	7/11 at 100.00	Aaa	589,458
	5.250%, 7/01/23 (Alternative Minimum Tax)
4,380	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2002A, 5.125%,	1/12 at 100.00	A+	4,442,765
	1/01/21 – AMBAC Insured
385	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series	8/11 at 100.00	AA–	361,115
	1998A, 4.625%, 8/15/28 – NPFG Insured
750	West Clark 2000 School Building Corporation, Clark County, Indiana, First Mortgage Bonds,	1/15 at 100.00	AA+	764,663
	Series 2005, 5.000%, 7/15/22 – NPFG Insured
3,840	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development	No Opt. Call	N/R	3,739,622
	Project, Series 2010, 6.000%, 1/15/19
14,890	Total Indiana			13,660,917

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 3.0%
$ 695	Iowa Finance Authority, Single Family Mortgage Revenue Bonds, Series 2007B, 4.800%, 1/01/37	7/16 at 100.00	AAA	$ 628,363
	(Alternative Minimum Tax)
1,350	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	6/15 at 100.00	BBB	964,022
	5.375%, 6/01/38
1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/17 at 100.00	BBB	795,330
	5.600%, 6/01/34
	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,
	Series 2001B:
845	5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	859,872
3,500	5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	3,565,695
7,390	Total Iowa			6,813,282
	Kansas – 0.7%
795	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006,	7/16 at 100.00	A2	690,505
	4.875%, 7/01/36
1,000	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006,	4/13 at 100.00	A1	922,420
	4.500%, 10/01/26
1,795	Total Kansas			1,612,925
	Louisiana – 2.4%
2,180	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series	7/14 at 100.00	Baa1	2,191,445
	2004, 5.250%, 7/01/24 – NPFG Insured
3,000	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.125%,	7/12 at 100.00	N/R (4)	3,171,690
	7/01/27 (Pre-refunded 7/01/12) – AMBAC Insured
5,180	Total Louisiana			5,363,135
	Massachusetts – 2.5%
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health	10/11 at 101.00	BBB+	2,935,620
	System, Series 2001E, 6.250%, 10/01/31
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc.,	7/18 at 100.00	A3	451,655
	Series 2008E-1 &2, 5.000%, 7/01/28
1,270	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%,	No Opt. Call	Aa2 (4)	1,409,408
	12/01/15 – NPFG Insured (ETM)
820	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%,	No Opt. Call	Aa1	904,599
	12/01/15 – NPFG Insured
5,590	Total Massachusetts			5,701,282
	Michigan – 1.6%
545	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – SYNCORA	4/13 at 100.00	BB	467,245
	GTY Insured
2,900	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	2,812,478
	Credit Group, Series 2002C, 5.375%, 12/01/30
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	282,778
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
3,695	Total Michigan			3,562,501
	Minnesota – 0.6%
1,500	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2007-I, 4.850%,	7/16 at 100.00	AA+	1,343,580
	7/01/38 (Alternative Minimum Tax)
	Mississippi – 0.2%
500	Mississippi Development Bank, Revenue Bonds, Mississippi Municipal Energy Agency, Mississippi	3/16 at 100.00	Baa2	490,410
	Power, Series 2006A, 5.000%, 3/01/21 – SYNCORA GTY Insured

Nuveen Investments 29

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 2.5%
$ 1,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan,	6/11 at 100.00	AA+ (4)	$ 1,512,540
	Series 2001, 5.300%, 6/01/19 (Pre-refunded 6/01/11) – FGIC Insured
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	902,390
	International Airport, Series 2010A, 5.250%, 7/01/42
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas
	Monorail Project, First Tier, Series 2000:
4,595	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	D	535,915
12,250	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	D	2,729,178
19,345	Total Nevada			5,680,023
	New Jersey – 1.9%
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center,	7/13 at 100.00	Ba2	2,132,150
	Series 2003, 5.500%, 7/01/23
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2003:
1,000	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,101,820
1,010	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,130,665
4,510	Total New Jersey			4,364,635
	New Mexico – 3.1%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	9/17 at 100.00	N/R	810,050
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004:
555	4.625%, 1/01/25 – AGM Insured	7/14 at 100.00	AA+	555,294
660	4.625%, 7/01/25 – AGM Insured	7/14 at 100.00	AA+	660,251
2,000	4.750%, 7/01/27 – AGM Insured	7/14 at 100.00	AA+	1,983,100
3,000	4.750%, 1/01/28 – AGM Insured	7/14 at 100.00	AA+	2,943,720
7,215	Total New Mexico			6,952,415
	New York – 3.0%
1,700	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds,	8/16 at 100.00	AAA	1,506,727
	Kaleida Health, Series 2006, 4.700%, 2/15/35
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	12/14 at 100.00	AAA	1,945,380
	Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)
3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/11 at 100.00	AA–	3,030,540
	State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB–	374,654
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
7,095	Total New York			6,857,301
	North Carolina – 0.5%
1,155	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds,	1/12 at 100.00	AA–	1,112,750
	Carolinas Healthcare System, Series 2001A, 5.000%, 1/15/31
	Ohio – 1.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
50	5.125%, 6/01/24	6/17 at 100.00	Baa3	38,153
1,845	5.375%, 6/01/24	6/17 at 100.00	Baa3	1,444,801
680	5.875%, 6/01/30	6/17 at 100.00	Baa3	491,844
775	5.750%, 6/01/34	6/17 at 100.00	Baa3	531,999
2,680	5.875%, 6/01/47	6/17 at 100.00	Baa3	1,787,614
6,030	Total Ohio			4,294,411

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 1.5%
$ 1,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005,	9/16 at 100.00	BB+	$ 769,450
	5.375%, 9/01/36
3,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007,	2/17 at 100.00	A	2,724,570
	5.000%, 2/15/42
4,000	Total Oklahoma			3,494,020
	Pennsylvania – 2.3%
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA	731,480
	Bonds, Series 2010B-2, 0.000%, 12/01/30
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Airport Revenue Bonds,	7/11 at 101.00	A+	1,017,950
	Philadelphia Airport System Project, Series 2001A, 5.500%, 7/01/17 – FGIC Insured (Alternative
	Minimum Tax)
3,250	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002A, 5.500%,	2/12 at 100.00	AA+ (4)	3,387,963
	2/01/31 (Pre-refunded 2/01/12) – AGM Insured
5,250	Total Pennsylvania			5,137,393
	Puerto Rico – 1.7%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	12/13 at 100.00	AA+	1,049,780
	5.000%, 12/01/20
1,965	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	12/13 at 100.00	AAA	2,174,469
	5.000%, 12/01/20 (Pre-refunded 12/01/13)
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%,	No Opt. Call	Aa2	745,050
	8/01/54 – AMBAC Insured
18,000	Total Puerto Rico			3,969,299
	Rhode Island – 2.2%
5,835	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds,	6/12 at 100.00	BBB	5,072,073
	Series 2002A, 6.250%, 6/01/42
	South Carolina – 5.0%
700	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds,	12/14 at 100.00	AA–	735,693
	GROWTH, Series 2004, 5.250%, 12/01/20
4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series	12/12 at 101.00	AA (4)	4,393,760
	2002, 5.875%, 12/01/19 (Pre-refunded 12/01/12)
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and	11/13 at 100.00	A+ (4)	2,836,875
	Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds,
	Series 2004A:
500	5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	Baa1	513,835
2,435	5.250%, 2/15/21 – NPFG Insured	8/14 at 100.00	Baa1	2,497,701
475	The College of Charleston, Charleston South Carolina, Academic and Administrative Revenue	4/14 at 100.00	A1	477,423
	Bonds, Series 2004B, 5.125%, 4/01/30 – SYNCORA GTY Insured
10,610	Total South Carolina			11,455,287
	South Dakota – 0.4%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley	11/14 at 100.00	AA–	940,740
	Hospitals, Series 2004A, 5.250%, 11/01/34

Nuveen Investments 31

Nuveen Select Tax-Free Income Portfolio 2 (continued)
NXQ	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 11.7%
$ 4,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities	5/12 at 101.00	BBB–	$ 3,976,600
	Revenue Bonds, Dow Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory
	put 5/15/17) (Alternative Minimum Tax)
1,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue	1/15 at 100.00	BBB	1,155,555
	Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured
2,500	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Texas	No Opt. Call	BBB (4)	2,847,325
	Children’s Hospital, Series 1995, 5.500%, 10/01/16 – NPFG Insured (ETM)
3,000	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds,	11/13 at 100.00	AA	2,959,230
	TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured
10,025	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H,	11/31 at 53.78	Baa1	803,805
	0.000%, 11/15/41 – NPFG Insured
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	244,070
	Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2002A, 5.625%, 7/01/20 –	7/12 at 100.00	AA+	2,030,060
	AGM Insured (Alternative Minimum Tax)
3,125	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/12 at 100.00	AAA	3,247,219
	Obligation Bonds, Series 2002A, 5.000%, 2/15/32 (Pre-refunded 2/15/12)
1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson	No Opt. Call	BBB–	1,205,498
	Memorial Hospital Project, Series 2005, 5.375%, 8/15/35
90	Lewisville Independent School District, Denton County, Texas, General Obligation Bonds, Series	8/11 at 100.00	AAA	91,051
	2004, 5.000%, 8/15/23
335	Live Oak, Texas, General Obligation Bonds, Series 2004, 5.250%, 8/01/20 – NPFG Insured	8/14 at 100.00	Aa3	346,541
4,850	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series	10/12 at 100.00	BBB	4,954,906
	2002A, 5.500%, 10/01/17 – RAAI Insured
1,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	Aa1	957,380
500	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 2000A,	7/11 at 100.00	AAA	502,125
	5.625%, 7/15/13
1,560	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%,	8/13 at 100.00	Aaa	1,413,781
	8/01/42 (Alternative Minimum Tax)
36,460	Total Texas			26,735,146
	Utah – 0.7%
1,435	Salt Lake City and Sandy Metropolitan Water District, Utah, Water Revenue Bonds, Series 2004,	7/14 at 100.00	Aa2	1,511,514
	5.000%, 7/01/21 – AMBAC Insured
	Vermont – 0.4%
915	Vermont Housing Finance Agency, Multifamily Housing Bonds, Series 1999C, 5.800%, 8/15/16 –	8/11 at 100.00	AA+	916,748
	AGM Insured
	Virginia – 0.8%
470	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds,	10/11 at 100.00	N/R	455,872
	Series 1998B, 5.000%, 10/01/28 – NPFG Insured (Alternative Minimum Tax)
1,500	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA+	1,054,755
	Series 2009C, 0.000%, 10/01/41 – AGC Insured
250	Norfolk, Virginia, Water Revenue Bonds, Series 1995, 5.750%, 11/01/13 – NPFG Insured	5/11 at 100.00	Aa2	251,020
2,220	Total Virginia			1,761,647
	Washington – 3.0%
6,715	Washington State Health Care Facilities Authority, Revenue Bonds, Sisters of Providence Health	10/11 at 100.00	AA	6,827,542
	System, Series 2001A, 5.125%, 10/01/17 – NPFG Insured

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 0.7%
$ 1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan	8/13 at 100.00	BBB+	$ 1,005,660
	Services Inc., Series 2003A, 5.500%, 8/15/18
680	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series	3/12 at 100.00	AA	688,357
	2002G, 4.850%, 9/01/17
1,680	Total Wisconsin			1,694,017
$ 293,935	Total Municipal Bonds (cost $242,919,749)			225,675,033

Shares	Description			Value
	Common Stocks – 0.0%
	Airlines – 0.0%
117	United Continental Holdings Inc. (6), (7)			$ 2,690
	Total Common Stocks (cost $0)			2,690
	Total Investments (cost $242,919,749) – 99.0%			225,677,723
	Floating Rate Obligations – (0.4)%			(1,000,000)
	Other Assets Less Liabilities – 1.4%			3,337,875
	Net Assets – 100%			$ 228,015,598

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
On December 9, 2002, UAL Corporation (“UAL”), the holding company of United Air Lines, Inc. (“United”) filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL’s unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 1,825 and 592 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 1,825 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 165 UAL common stock shares on November 14, 2007. The remaining 757 shares of UAL common stock were liquidated by the Fund on March 30, 2010. The Fund received an additional distribution of 117 UAL common stock shares on July 20, 2010, which are still held by the Fund as of March 31, 2011. On October 1, 2010, UAL Corporation was renamed United Continental Holdings, Inc.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 33

Nuveen Select Tax-Free Income Portfolio 3
NXR	Portfolio of Investments
March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 98.6%
	Alabama – 0.3%
$ 500	Marshall County Healthcare Authority, Alabama, Revenue Bonds, Series 2002A, 6.250%, 1/01/22	1/12 at 101.00	A–	$ 509,315
	California – 10.2%
2,105	Azusa Unified School District, Los Angeles County, California, General Obligation Bonds,	7/12 at 100.00	AA+	2,193,663
	Series 2002, 5.375%, 7/01/21 – AGM Insured
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los	12/18 at 100.00	Baa3	715,780
	Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	774,930
	County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
3,350	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%,	5/12 at 101.00	AA– (4)	3,587,147
	5/01/14 (Pre-refunded 5/01/12)
2,595	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	2,183,693
	Series 2006, 5.000%, 4/01/37
1,000	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	Aa2	1,083,960
	Project, Series 2009, 6.750%, 2/01/38
320	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	No Opt. Call	Baa3	286,694
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
1,605	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A2	461,951
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/13 at 100.00	AAA	3,379,500
	Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed
	Bonds, Series 2007A-1:
770	4.500%, 6/01/27	6/17 at 100.00	BBB–	574,405
1,885	5.000%, 6/01/33	6/17 at 100.00	Baa3	1,264,515
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds, Series	No Opt. Call	AA+	346,365
	2004C, 0.000%, 8/01/32 – AGM Insured
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined Whitewater and	No Opt. Call	A+	695,252
	1984 Project Areas, Series 2003A-1, 0.000%, 4/01/35 – NPFG Insured
465	Riverside Public Financing Authority, California, University Corridor Tax Allocation Bonds,	8/17 at 100.00	Baa1	352,000
	Series 2007C, 5.000%, 8/01/37 – NPFG Insured
24,535	Total California			17,899,855
	Colorado – 6.9%
1,540	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 –	10/16 at 100.00	BBB	1,232,062
	SYNCORA GTY Insured
400	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%,	6/14 at 100.00	AA–	388,996
	6/15/34 – NPFG Insured
1,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of	No Opt. Call	AA	910,690
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2002A:
2,265	5.500%, 3/01/22 (Pre-refunded 3/02/12)	3/12 at 100.00	AA (4)	2,362,689
1,735	5.500%, 3/01/22 (Pre-refunded 3/01/12)	3/12 at 100.00	Aa2 (4)	1,814,099
1,330	Denver City and County, Colorado, Airport System Revenue Bonds, Series 1991D, 7.750%, 11/15/13	No Opt. Call	A+	1,435,788
	(Alternative Minimum Tax)

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 3,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center	12/13 at 100.00	N/R (4)	$ 3,304,500
	Hotel, Series 2003A, 5.000%, 12/01/24 (Pre-refunded 12/01/13) – SYNCORA GTY Insured
2,585	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 –	9/20 at 63.99	Baa1	714,623
	NPFG Insured
13,855	Total Colorado			12,163,447
	Connecticut – 0.1%
250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital	7/11 at 100.00	Baa1	252,935
	Issue, Series 1992A, 6.625%, 7/01/18 – NPFG Insured
	District of Columbia – 0.3%
445	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	5/11 at 101.00	BBB	424,303
	Series 2001, 6.250%, 5/15/24
15	District of Columbia, General Obligation Bonds, Series 1993E, 6.000%, 6/01/13 –	6/11 at 100.00	AAA	15,068
	NPFG Insured (ETM)
460	Total District of Columbia			439,371
	Florida – 3.4%
1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa	10/16 at 100.00	A3	843,110
	General Hospital, Series 2006, 5.250%, 10/01/41
5,020	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series	10/11 at 100.00	Aa2	5,113,722
	2002-17, 5.000%, 10/01/18
6,020	Total Florida			5,956,832
	Illinois – 18.9%
65	Chicago Metropolitan Housing Development Corporation, Illinois, FHA-Insured Section 8 Assisted	7/11 at 100.00	AA	65,105
	Housing Development Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22
1,930	Illinois Development Finance Authority, Revenue Bonds, Midwestern University, Series 2001B,	5/11 at 101.00	AAA	1,961,324
	5.750%, 5/15/16 (Pre-refunded 5/15/11)
1,050	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond	No Opt. Call	Aa1	900,627
	Trust 1137, 9.166%, 7/01/15 (IF)
2,185	Illinois Finance Authority, Revenue Bonds, YMCA of Southwest Illinois, Series 2005, 5.000%,	9/15 at 100.00	Aa3	1,651,926
	9/01/31 – RAAI Insured
4,435	Illinois Health Facilities Authority, Remarketed Revenue Bonds, University of Chicago Project,	8/11 at 103.00	Aa1	4,579,980
	Series 1985A, 5.500%, 8/01/20
1,500	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation, Series	No Opt. Call	N/R (4)	1,829,415
	1992C, 6.250%, 4/15/22 (ETM)
315	Illinois Health Facilities Authority, Revenue Bonds, Holy Family Medical Center, Series 1997,	8/11 at 100.00	Baa1	302,813
	5.125%, 8/15/17 – NPFG Insured
2,255	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare,	1/13 at 100.00	Baa1	2,299,559
	Series 2002, 6.250%, 1/01/17
730	Illinois Health Facilities Authority, Revenue Refunding Bonds, Rockford Health System, Series	8/11 at 100.00	N/R	631,808
	1997, 5.000%, 8/15/21 – AMBAC Insured
2,300	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Series 2006C2,	2/16 at 100.00	AA	2,242,408
	5.050%, 8/01/27 (Alternative Minimum Tax)
5,700	Illinois, Sales Tax Revenue Bonds, First Series 2002, 5.000%, 6/15/22	6/13 at 100.00	AAA	5,775,182
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation Bonds,	No Opt. Call	Aa3	501,730
	Series 2006, 0.000%, 5/01/23 – AGM Insured

Nuveen Investments 35

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion
	Project, Series 2002A:
$ 2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	AAA	$ 734,975
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	903,000
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	AAA	346,740
6,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place	6/12 at 101.00	AAA	6,102,777
	Expansion Project, Series 2002B, 5.000%, 6/15/21 – NPFG Insured
1,300	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	1,305,057
1,000	Yorkville, Illinois, General Obligation Debt Certificates, Series 2003, 5.000%, 12/15/22	12/11 at 100.00	N/R (4)	1,033,160
	(Pre-refunded 12/15/11) – RAAI Insured
41,265	Total Illinois			33,167,586
	Indiana – 6.1%
1,000	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage	7/14 at 100.00	A (4)	1,129,740
	Revenue Bonds, Series 2004, 5.000%, 7/15/22 (Pre-refunded 7/15/14) – FGIC Insured
3,500	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc.,	9/11 at 100.00	BBB	3,190,495
	Series 2001, 5.375%, 9/15/22
1,900	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Columbus	No Opt. Call	AA+	2,115,175
	Regional Hospital, Series 1993, 7.000%, 8/15/15 – AGM Insured
2,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A,	7/12 at 100.00	AAA	2,120,160
	5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured
2,295	Shelbyville Central Renovation School Building Corporation, Indiana, First Mortgage Bonds,	7/15 at 100.00	AA+	2,253,002
	Series 2005, 4.375%, 7/15/25 – NPFG Insured
10,695	Total Indiana			10,808,572
	Iowa – 5.2%
2,745	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A,	7/16 at 100.00	BB+	2,329,517
	5.000%, 7/01/20
750	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	6/17 at 100.00	BBB	596,498
	5.600%, 6/01/34
	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds,
	Series 2001B:
3,255	5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	3,312,288
2,850	5.600%, 6/01/35 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	2,903,495
9,600	Total Iowa			9,141,798
	Kansas – 1.1%
	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
1,425	5.125%, 7/01/26	7/16 at 100.00	A2	1,382,350
700	4.875%, 7/01/36	7/16 at 100.00	A2	607,992
2,125	Total Kansas			1,990,342
	Maine – 0.1%
90	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%,	7/11 at 100.00	Aaa	90,781
	7/01/19 – NPFG Insured
	Massachusetts – 0.9%
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill	6/11 at 100.00	A–	1,000,370
	Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)
15	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AA	15,305
	System Inc., Series 2001C, 6.000%, 7/01/17
485	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare	7/11 at 101.00	AAA	496,781
	System Inc., Series 2001C, 6.000%, 7/01/17 (Pre-refunded 7/01/11)
1,500	Total Massachusetts			1,512,456

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 2.5%
$ 1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%,	7/16 at 100.00	A	$ 1,258,755
	7/01/34 – FGIC Insured
2,900	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health	12/12 at 100.00	AA	2,812,478
	Credit Group, Series 2002C, 5.375%, 12/01/30
250	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	282,778
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
4,650	Total Michigan			4,354,011
	Mississippi – 0.4%
725	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial	9/14 at 100.00	AA	734,273
	Healthcare, Series 2004B-1, 5.000%, 9/01/24
	Nebraska – 2.0%
3,500	Nebraska Public Power District, General Revenue Bonds, Series 2002B, 5.000%, 1/01/33 –	1/13 at 100.00	A1	3,500,315
	AMBAC Insured
	Nevada – 3.7%
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	902,390
	International Airport, Series 2010A, 5.250%, 7/01/42
4,095	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas	7/11 at 100.00	N/R	912,325
	Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)
1,680	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/22 – FGIC Insured	6/12 at 100.00	A	1,685,947
2,830	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.500%, 6/01/22 (Pre-refunded	6/12 at 100.00	A3 (4)	2,995,781
	6/01/12) – FGIC Insured
9,605	Total Nevada			6,496,443
	New Hampshire – 0.2%
430	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series	5/11 at 100.00	Aa2	438,854
	2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)
	New Jersey – 1.5%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2003:
1,000	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,130,200
1,355	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,516,882
2,355	Total New Jersey			2,647,082
	New Mexico – 2.7%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series	9/17 at 100.00	N/R	810,050
	2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)
4,000	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 4.625%,	7/14 at 100.00	AA+	4,002,120
	1/01/25 – AGM Insured
5,000	Total New Mexico			4,812,170
	New York – 3.1%
1,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds,	8/16 at 100.00	AAA	886,310
	Kaleida Health, Series 2006, 4.700%, 2/15/35
2,335	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A,	9/11 at 100.00	AAA	2,384,549
	5.375%, 9/01/21 (Pre-refunded 9/01/11)
35	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18	8/11 at 100.00	AA	35,178
1,850	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/11 at 100.00	AA–	1,856,586
	State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15

Nuveen Investments 37

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB–	$ 251,350
	Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42
5,485	Total New York			5,413,973
	North Carolina – 4.4%
5,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%,	1/13 at 100.00	A	5,302,849
	1/01/18 – NPFG Insured
2,345	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2001A, 5.250%,	7/11 at 101.00	AA+	2,393,002
	7/01/16 – AGM Insured
7,345	Total North Carolina			7,695,851
	Ohio – 1.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
1,345	5.375%, 6/01/24	6/17 at 100.00	Baa3	1,053,256
1,355	6.000%, 6/01/42	6/17 at 100.00	Baa3	932,186
2,280	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	6/22 at 100.00	Baa3	1,432,228
	Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37
4,980	Total Ohio			3,417,670
	Oklahoma – 1.7%
3,000	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004,	2/14 at 100.00	A	3,007,770
	5.000%, 2/15/24
	Pennsylvania – 2.9%
2,435	Dauphin County Industrial Development Authority, Pennsylvania, Water Development Revenue	No Opt. Call	A–	2,778,992
	Refunding Bonds, Dauphin Consolidated Water Supply Company, Series 1992B, 6.700%, 6/01/17
500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University,	7/13 at 100.00	BBB+	503,060
	Series 2003, 5.250%, 7/15/24
1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA	731,480
	Bonds, Series 2010B-2, 0.000%, 12/01/30
1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Airport Revenue Bonds,	7/11 at 101.00	A+	1,017,950
	Philadelphia Airport System Project, Series 2001A, 5.500%, 7/01/17 – FGIC Insured (Alternative
	Minimum Tax)
4,935	Total Pennsylvania			5,031,482
	Puerto Rico – 0.9%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series	8/19 at 100.00	A+	988,760
	2009A, 6.000%, 8/01/42
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
1,170	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	163,625
8,430	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	418,718
10,600	Total Puerto Rico			1,571,103
	South Carolina – 3.2%
1,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and	11/13 at 100.00	A+ (4)	1,702,125
	Improvement Bonds, Series 2003, 6.000%, 11/01/18 (Pre-refunded 11/01/13)
1,500	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds,	8/14 at 100.00	Baa1	1,541,505
	Series 2004A, 5.250%, 8/15/20 – NPFG Insured
520	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A3 (4)	561,808
	Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,980	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon	11/12 at 100.00	A–	$ 1,868,764
	Secours Health System Inc., Series 2002B, 5.625%, 11/15/30
5,500	Total South Carolina			5,674,202
	South Dakota – 1.1%
1,010	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series	7/12 at 101.00	A+	962,783
	2002, 5.125%, 7/01/27 – AMBAC Insured
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley	11/14 at 100.00	AA–	940,740
	Hospitals, Series 2004A, 5.250%, 11/01/34
2,010	Total South Dakota			1,903,523
	Tennessee – 1.2%
2,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue	4/12 at 101.00	A1	2,090,840
	Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
	Texas – 10.0%
1,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue	1/15 at 100.00	BBB	1,155,555
	Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured
2,500	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds,	11/13 at 100.00	AA	2,466,025
	TECO Project, Series 2003, 5.000%, 11/15/30 – NPFG Insured
1,525	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H,	11/31 at 73.51	Baa1	173,149
	0.000%, 11/15/36 – NPFG Insured
4,005	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series	11/30 at 61.17	Baa1	476,795
	2001A, 0.000%, 11/15/38 – NPFG Insured
125	Harris County-Houston Sports Authority, Texas, Third Lien Revenue Bonds, Series 2004-A3,	11/24 at 62.71	Baa1	20,558
	0.000%, 11/15/32 – NPFG Insured
3,000	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2002B, 5.500%, 7/01/18 –	7/12 at 100.00	AA+	3,153,930
	AGM Insured
3,125	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General	2/12 at 100.00	AAA	3,247,219
	Obligation Bonds, Series 2002A, 5.000%, 2/15/32 (Pre-refunded 2/15/12)
4,750	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series	10/12 at 100.00	BBB	4,852,742
	2002A, 5.500%, 10/01/17 – RAAI Insured
1,750	Texas, General Obligation Bonds, Water Financial Assistance Program, Series 2003A, 5.125%,	8/13 at 100.00	Aaa	1,585,973
	8/01/42 (Alternative Minimum Tax)
500	Victoria, Texas, General Obligation Bonds, Series 2001, 5.000%, 8/15/23 (Pre-refunded	8/11 at 100.00	AA (4)	508,780
	8/15/11) – FGIC Insured
22,780	Total Texas			17,640,726
	Washington – 0.3%
510	Port of Seattle, Washington, Revenue Bonds, Series 2001A, 5.000%, 4/01/31 – FGIC Insured	10/11 at 100.00	Aa2	501,141

Nuveen Investments 39

Nuveen Select Tax-Free Income Portfolio 3 (continued)
NXR	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.4%
$ 2,500	Wisconsin, General Obligation Refunding Bonds, Series 2003-3, 5.000%, 11/01/26	11/13 at 100.00	AA	$ 2,548,075
$ 208,805	Total Municipal Bonds (cost $177,339,204)			173,412,794

Shares	Description			Value
	Common Stocks – 0.0%
	Airlines – 0.0%
34	United Continental Holdings Inc. (6), (7)			$ 782
	Total Common Stocks (cost $0)			782
	Total Investments (cost $177,339,204) – 98.6%			173,413,576
	Other Assets Less Liabilities – 1.4%			2,432,471
	Net Assets – 100%			$ 175,846,047

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
On December 9, 2002, UAL Corporation (“UAL”), the holding company of United Air Lines, Inc. (“United”) filed for federal bankruptcy protection. The Adviser determined that it was likely that United would not remain current on their interest payment obligations with respect to the bonds previously held and thus the Fund had stopped accruing interest on its UAL bonds. On February 1, 2006, UAL emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet UAL’s unsecured bond obligations, the bondholders, including the Fund, received three distributions of UAL common stock over the subsequent months, and the bankruptcy court dismissed all unsecured claims of bondholders, including those of the Fund. On May 5, 2006, the Fund liquidated such UAL common stock holdings. On September 29, 2006 and May 30, 2007, the Fund received additional distributions of 532 and 172 shares, respectively, of UAL common stock as a result of its earlier ownership of the UAL bonds. The Fund liquidated the 532 shares of such UAL common stock holdings on November 15, 2006. The Fund received an additional distribution of 48 UAL common stock shares on November 14, 2007. The remaining 220 shares of UAL common stock were liquidated by the Fund on March 30, 2010. The Fund received an additional distribution of 34 UAL common stock shares on July 20, 2010, which are still held by the Fund as of March 31, 2011. On October 1, 2010, UAL Corporation was renamed United Continental Holdings, Inc.

(7)	Non-income producing; issuer has not declared a dividend within the past twelve months.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

	Nuveen California Select Tax-Free Income Portfolio
NXC	Portfolio of Investments
	March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.2%
$ 155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma	6/15 at 100.00	BBB	$ 142,394
	County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
1,080	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Revenue	6/12 at 100.00	BBB	1,065,701
	Bonds, Fresno County Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23
4,045	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	6/22 at 100.00	Baa3	2,315,358
	Bonds, Series 2007A-2, 0.000%, 6/01/37
5,280	Total Consumer Staples			3,523,453
	Education and Civic Organizations – 9.6%
3,000	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series	4/18 at 100.00	Aa3	3,062,550
	2008A, 5.625%, 4/01/37
45	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series	10/15 at 100.00	A3	37,477
	2005A, 5.000%, 10/01/35
1,000	California Educational Facilities Authority, Revenue Bonds, University of San Diego, Series	10/12 at 100.00	A2	1,005,420
	2002A, 5.500%, 10/01/32
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
35	5.000%, 11/01/21	11/15 at 100.00	A2	35,786
45	5.000%, 11/01/25	11/15 at 100.00	A2	45,062
3,000	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone	10/11 at 101.00	A–	3,051,480
	Institutes, Series 2001, 5.500%, 10/01/19
1,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach	11/11 at 101.00	BBB	874,100
	Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured
8,125	Total Education and Civic Organizations			8,111,875
	Health Care – 14.1%
110	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System,	4/16 at 100.00	A+	92,565
	Series 2006, 5.000%, 4/01/37
2,550	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A,	11/16 at 100.00	AA–	2,199,579
	5.250%, 11/15/46 (UB)
2,000	California Infrastructure Economic Development Bank, Revenue Bonds, Kaiser Hospital Assistance	8/11 at 102.00	A+	1,903,920
	LLC, Series 2001A, 5.550%, 8/01/31
1,500	California Statewide Community Development Authority, Hospital Revenue Bonds, Monterey	6/13 at 100.00	AA+	1,587,240
	Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 – AGM Insured
1,500	California Statewide Community Development Authority, Insured Mortgage Hospital Revenue Bonds,	5/11 at 102.00	A–	1,458,315
	Mission Community Hospital, Series 2001, 5.375%, 11/01/26
545	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System,	8/16 at 100.00	A+	492,566
	Series 2001C, 5.250%, 8/01/31
1,880	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Orthopaedic	6/11 at 100.00	BBB+	1,881,128
	Hospital Foundation, Series 2000, 5.500%, 6/01/17 – AMBAC Insured
540	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series	12/17 at 100.00	BBB	577,460
	2008A, 8.250%, 12/01/38
1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010,	11/20 at 100.00	Baa3	941,237
	6.000%, 11/01/41
800	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series	1/21 at 100.00	A	786,464
	2011, 6.500%, 1/01/41
12,525	Total Health Care			11,920,474
	Housing/Multifamily – 1.3%
380	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB–	343,129
	Series 2010A, 6.400%, 8/15/45
750	California Statewide Community Development Authority, Student Housing Revenue Bonds, EAH –	8/12 at 100.00	Baa1	735,698
	Irvine East Campus Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 – ACA Insured
1,130	Total Housing/Multifamily			1,078,827

Nuveen Investments 41

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.1%
$ 75	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%,	2/16 at 100.00	A	$ 76,142
	8/01/30 – FGIC Insured (Alternative Minimum Tax)
	Industrials – 1.3%
1,015	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic	No Opt. Call	BBB	1,064,735
	Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)
	Long-Term Care – 2.8%
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Insured Senior Living Revenue	11/12 at 100.00	A–	1,479,720
	Bonds, Odd Fellows Home of California, Series 2003A, 5.200%, 11/15/22
1,000	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center	12/17 at 100.00	Baa1	895,370
	Project, Series 2007, 5.250%, 12/01/27
2,500	Total Long-Term Care			2,375,090
	Tax Obligation/General – 28.3%
750	California State, General Obligation Bonds, Series 2004, 5.000%, 2/01/23	2/14 at 100.00	A1	757,598
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A1	1,595,732
6,225	Escondido Union High School District, San Diego County, California, General Obligation	No Opt. Call	AA+	1,076,614
	Refunding Bonds, Series 2009B, 0.000%, 8/01/36 – AGM Insured
1,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series	8/12 at 101.00	Aa2	1,036,270
	2002A, 5.000%, 8/01/21 – FGIC Insured
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding
	Bonds, School District Program, Series 1999A:
4,650	0.000%, 8/01/16 – NPFG Insured	No Opt. Call	AAA	3,571,200
1,750	0.000%, 2/01/17 – NPFG Insured	No Opt. Call	AAA	1,279,565
2,375	0.000%, 8/01/17 – NPFG Insured	No Opt. Call	AAA	1,678,104
2,345	0.000%, 2/01/18 – NPFG Insured	No Opt. Call	AAA	1,578,513
	Mountain View-Los Altos Union High School District, Santa Clara County, California, General
	Obligation Capital Appreciation Bonds, Series 1997C:
1,015	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa1	784,534
1,080	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa1	773,086
100	Roseville Joint Union High School District, Placer County, California, General Obligation	8/15 at 100.00	AA–	100,360
	Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured
3,220	Sacramento City Unified School District, Sacramento County, California, General Obligation	7/15 at 100.00	Aa2	3,225,249
	Bonds, Series 2005, 5.000%, 7/01/27 – NPFG Insured
8,075	San Bernardino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	Aa2	732,806
	2008 Series 2009B, 0.000%, 8/01/44
1,500	San Diego Unified School District, San Diego County, California, General Obligation Bonds,	7/13 at 101.00	AA+	1,649,925
	Series 2003E, 5.250%, 7/01/24 – AGM Insured
2,565	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Series	9/15 at 100.00	AA+	2,585,084
	2005A, 5.000%, 9/01/26 – AGM Insured
4,250	West Hills Community College District, California, General Obligation Bonds, School Facilities	8/31 at 100.00	AA+	1,395,870
	Improvement District 3, 2008 Election Series 2011B, 0.000%, 8/01/38 – AGM Insured
42,550	Total Tax Obligation/General			23,820,510
	Tax Obligation/Limited – 19.2%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area,	10/13 at 100.00	N/R	767,120
	Series 2003, 5.625%, 10/01/33 – RAAI Insured
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections,	No Opt. Call	A2	3,870,016
	Calipatria State Prison, Series 1991A, 6.500%, 9/01/17 – NPFG Insured
1,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health,	6/14 at 100.00	A2	1,000,610
	Coalinga State Hospital, Series 2004A, 5.500%, 6/01/23
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series	11/19 at 100.00	A2	1,527,150
	2009I-1, 6.375%, 11/01/34
120	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community	9/15 at 100.00	BBB	110,183
	Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation	9/16 at 101.00	A–	274,669
	Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana	10/15 at 100.00	A	$ 776,610
	Redevelopment Project, Series 2005A, 5.000%, 10/01/32 – AMBAC Insured
	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds,
	Series 2006A:
55	5.000%, 9/01/26	9/16 at 100.00	N/R	48,956
130	5.125%, 9/01/36	9/16 at 100.00	N/R	105,833
215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social	9/15 at 100.00	A1	171,228
	Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment	9/21 at 100.00	A–	49,367
	Project, Series 2011, 6.750%, 9/01/40
1,300	Orange County, California, Special Tax Bonds, Community Facilities District 03-1 of Ladera	8/12 at 101.00	N/R	1,157,715
	Ranch, Series 2004A, 5.625%, 8/15/34
105	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series	9/15 at 100.00	A–	82,061
	2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured
30	Riverside County, California, Redevelopment Agency Jurupa Valley Project Area 2011 Tax Allocation	10/21 at 100.00	A–	29,367
	Bonds Series B, 6.500%, 10/01/25
130	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%,	8/13 at 100.00	AA–	124,036
	8/01/25 – AMBAC Insured
605	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A,	No Opt. Call	A1	623,265
	5.400%, 11/01/20 – NPFG Insured
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	25,049
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds,
	Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33	2/21 at 100.00	BBB	25,102
30	7.000%, 8/01/41	2/21 at 100.00	BBB	30,017
3,000	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%,	6/15 at 100.00	AA	3,097,650
	6/01/21 – NPFG Insured
225	San Mateo Union High School District, San Mateo County, California, Certificates of	12/17 at 100.00	AA–	200,489
	Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 – AMBAC Insured
1,000	Santa Clara County Board of Education, California, Certificates of Participation, Series 2002,	4/12 at 101.00	Baa1	870,130
	5.000%, 4/01/25 – NPFG Insured
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011,	4/21 at 100.00	N/R	38,933
	7.000%, 10/01/26
1,000	Travis Unified School District, Solano County, California, Certificates of Participation,	9/16 at 100.00	N/R	822,170
	Series 2006, 5.000%, 9/01/26 – FGIC Insured
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011,	3/21 at 100.00	BBB+	361,789
	7.500%, 9/01/39
16,805	Total Tax Obligation/Limited			16,189,515
	Transportation – 5.7%
1,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series	7/11 at 100.00	BBB–	874,069
	1995A, 5.000%, 1/01/35
3,500	Los Angeles Harbors Department, California, Revenue Refunding Bonds, Series 2001B, 5.500%,	8/11 at 100.00	AA	3,541,475
	8/01/17 – AMBAC Insured (Alternative Minimum Tax)
445	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International	5/11 at 100.00	A1	392,281
	Airport, Second Series 1999, Issue 23A, 5.000%, 5/01/30 – FGIC Insured (Alternative
	Minimum Tax)
5,095	Total Transportation			4,807,825
	U.S. Guaranteed – 5.4% (4)
400	Beverly Hills Unified School District, Los Angeles County, California, General Obligation	8/12 at 100.00	Aa1 (4)	424,264
	Bonds, Series 2002A, 5.000%, 8/01/26 (Pre-refunded 8/01/12)
800	California State, General Obligation Bonds, Series 2004, 5.125%, 2/01/27 (Pre-refunded 2/01/14)	2/14 at 100.00	AAA	895,888
2,000	North Orange County Community College District, California, General Obligation Bonds, Series	8/12 at 101.00	AA (4)	2,133,680
	2002A, 5.000%, 8/01/22 (Pre-refunded 8/01/12) – NPFG Insured

Nuveen Investments 43

Nuveen California Select Tax-Free Income Portfolio (continued)
NXC	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,000	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/20 (Pre-refunded	11/12 at 100.00	A (4)	$ 1,075,230
	11/01/12) – FGIC Insured
4,200	Total U.S. Guaranteed			4,529,062
	Utilities – 6.6%
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding Series	11/20 at 100.00	AA–	966,940
	2011A, 5.500%, 11/01/41
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series	No Opt. Call	A	569,703
	2007A, 5.500%, 11/15/37
200	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series	7/13 at 100.00	AA–	205,360
	2003A-2, 5.000%, 7/01/21 – NPFG Insured
7,600	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric	9/16 at 64.56	A	3,332,980
	Series 2008B, 0.000%, 9/01/23
215	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%,	9/15 at 100.00	N/R	177,607
	9/01/31 – SYNCORA GTY Insured
275	Turlock Irrigation District, California, Revenue Refunding Bonds, Series 1992A, 6.250%,	No Opt. Call	A1	282,301
	1/01/12 – NPFG Insured
9,935	Total Utilities			5,534,891
	Water and Sewer – 2.5%
150	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006,	4/16 at 100.00	AA–	136,656
	5.000%, 4/01/36 – NPFG Insured
250	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series	6/16 at 100.00	AA	250,153
	2006, 5.000%, 12/01/31 – FGIC Insured
825	South Feather Water and Power Agency, California, Water Revenue Certificates of Participation,	4/13 at 100.00	A	806,528
	Solar Photovoltaic Project, Series 2003, 5.375%, 4/01/24
1,000	Woodbridge Irrigation District, California, Certificates of Participation, Water Systems	7/13 at 100.00	A+	899,670
	Project, Series 2003, 5.625%, 7/01/43
2,225	Total Water and Sewer			2,093,007
$ 111,460	Total Investments (cost $88,083,125) – 101.1%			85,125,406
	Floating Rate Obligations – (1.8)%			(1,540,000)
	Other Assets Less Liabilities – 0.7%			613,627
	Net Assets – 100%			$ 84,199,033

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44	Nuveen Investments

	Nuveen New York Select Tax-Free Income Portfolio
NXN	Portfolio of Investments
	March 31, 2011
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.2%
$ 100	New York City Industrial Development Agency, New York, Liberty Revenue Bonds,	9/15 at 100.00	BB+	$ 85,725
	IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35
	Consumer Staples – 1.6%
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
375	4.750%, 6/01/22	6/16 at 100.00	BBB	350,250
540	5.000%, 6/01/26	6/16 at 100.00	BBB	487,172
915	Total Consumer Staples			837,422
	Education and Civic Organizations – 8.1%
100	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series	7/17 at 100.00	BBB	90,975
	2007A, 5.000%, 7/01/31
50	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/17 at 100.00	N/R	36,827
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County, New York, Industrial Land Development Corporation Tax-Exempt Revenue	12/20 at 100.00	N/R	275,380
	Bonds (Enterprise Charter School Project), Series 2011A, 7.500%, 12/01/40
30	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure	5/16 at 100.00	BBB–	27,470
	University, Series 2006, 5.000%, 5/01/23
430	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series	7/17 at 100.00	N/R	351,843
	2007A, 5.000%, 7/01/41 – RAAI Insured
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of	No Opt. Call	BBB	899,020
	Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
785	Dormitory Authority of the State of New York, Insured Revenue Bonds, Iona College, Series	7/12 at 100.00	BBB	790,330
	2002, 5.000%, 7/01/22 – SYNCORA GTY Insured
50	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory	7/15 at 100.00	Aa2	50,396
	Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured
120	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series	7/20 at 100.00	Baa1	112,342
	2010, 5.250%, 7/01/35
100	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University,	10/15 at 100.00	A	95,122
	Civic Facility Project, Series 2005, 5.000%, 10/01/35
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St.	10/14 at 100.00	A–	94,077
	Francis College, Series 2004, 5.000%, 10/01/34
500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of	8/11 at 100.00	A–	500,310
	Greater New York, Series 2002, 5.250%, 8/01/21
430	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball	1/17 at 100.00	BB+	327,845
	Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured
590	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium	9/16 at 100.00	BBB–	457,746
	Project, Series 2006, 4.500%, 3/01/39 – FGIC Insured
185	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	8/11 at 100.00	BBB–	181,228
	Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System,
	Series 1999, 5.375%, 2/01/19
65	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic	10/17 at 100.00	BBB	60,438
	College, Series 2007, 5.000%, 10/01/27
4,815	Total Education and Civic Organizations			4,351,349
	Financials – 0.8%
435	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series	No Opt. Call	A1	431,999
	2007, 5.500%, 10/01/37

Nuveen Investments 45

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 14.7%
$ 450	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore	2/15 at 100.00	BBB	$ 444,650
	Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured
500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt	8/15 at 100.00	N/R	454,930
	Hospital, Series 2005, 4.900%, 8/15/31
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds,	7/20 at 100.00	A2	95,057
	Series 2010, 5.200%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated
	Group, Series 2001:
110	5.375%, 7/01/20	7/11 at 101.00	Baa3	110,208
100	5.500%, 7/01/30	7/11 at 101.00	Baa3	95,645
950	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer	7/16 at 100.00	AA	920,094
	Center, Series 2006-1, 5.000%, 7/01/35
670	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer	7/13 at 100.00	AA	687,956
	Center, Series 2003-1, 5.000%, 7/01/21 – NPFG Insured
390	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian	8/14 at 100.00	AA+	417,117
	Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured
1,680	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	N/R	1,700,832
	Health System Obligated Group, Series 2001A, 5.250%, 7/01/17 – AMBAC Insured
1,195	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University	7/11 at 101.00	Baa1	1,209,818
	Health System Obligated Group, Series 2001B, 5.250%, 7/01/17 – AMBAC Insured
500	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University	7/13 at 100.00	Baa1	474,165
	Hospital Association, Series 2003A, 5.500%, 7/01/32
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida
	Health System, Series 2007A:
100	5.250%, 2/01/27	No Opt. Call	BBB–	87,476
90	5.500%, 2/01/32	No Opt. Call	BBB–	77,865
750	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series	2/13 at 100.00	Aa3	771,908
	2003A, 5.250%, 2/15/21 – AMBAC Insured
235	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten	7/12 at 101.00	Baa3	225,412
	Island University Hospital, Series 2002C, 6.450%, 7/01/32
125	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	A3	122,188
	2010-C2, 6.125%, 11/01/37
7,945	Total Health Care			7,895,321
	Housing/Multifamily – 6.0%
1,700	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing	8/12 at 101.00	N/R	1,702,329
	Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 –
	AMBAC Insured
1,000	New Hartford-Sunset Woods Funding Corporation, New York, FHA-Insured Mortgage Revenue Bonds,	8/12 at 101.00	AAA	1,021,940
	Sunset Woods Apartments II Project, Series 2002, 5.350%, 2/01/20
250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds,	5/14 at 100.00	AA	250,623
	Series 2004A, 5.250%, 11/01/30
275	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%,	11/17 at 100.00	Aa2	257,158
	11/01/38 (Alternative Minimum Tax)
3,225	Total Housing/Multifamily			3,232,050
	Housing/Single Family – 8.3%
2,000	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.000%,	10/11 at 100.00	Aa1	2,005,680
	10/01/18 (Alternative Minimum Tax)
2,500	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-First Series A, 5.300%,	10/11 at 100.00	Aaa	2,441,974
	10/01/31 (Alternative Minimum Tax)
4,500	Total Housing/Single Family			4,447,654

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 11.2%
$ 1,700	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds,	8/11 at 101.00	Baa1	$ 1,612,807
	Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – NPFG Insured
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens	11/16 at 100.00	Baa3	74,659
	Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
50	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005,	7/15 at 100.00	N/R	30,167
	5.000%, 7/01/35 – ACA Insured
2,000	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Refunding Bonds,	8/12 at 101.00	AAA	2,064,259
	Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17
1,000	East Rochester Housing Authority, New York, Revenue Bonds, GNMA/FHA-Secured Revenue Bonds, St.	12/12 at 103.00	N/R	1,027,690
	Mary’s Residence Project, Series 2002A, 5.375%, 12/20/22
980	New York City Industrial Development Agency, New York, GNMA Collateralized Mortgage Revenue	11/12 at 101.00	N/R	938,154
	Bonds, Eger Harbor House Inc., Series 2002A, 4.950%, 11/20/32
25	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special	7/16 at 100.00	N/R	22,399
	Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18
275	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs	7/16 at 101.00	N/R	246,392
	Facilities Pooled Program Bonds, Series 2008-C1, 5.500%, 7/01/18
6,130	Total Long-Term Care			6,016,527
	Materials – 0.2%
90	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds,	12/13 at 100.00	BBB	86,651
	International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)
	Tax Obligation/General – 7.4%
	Clarkstown, Rickland County, New York, Various Purposes Serial Bonds, Series 1992:
525	5.600%, 6/15/11 – AMBAC Insured	No Opt. Call	AAA	530,791
525	5.600%, 6/15/12 – AMBAC Insured	No Opt. Call	AAA	557,330
1,260	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	1,314,054
300	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	327,612
200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 –	3/15 at 100.00	AA	212,020
	FGIC Insured
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25	6/16 at 100.00	AA	1,033,140
3,810	Total Tax Obligation/General			3,974,947
	Tax Obligation/Limited – 18.1%
600	Battery Park City Authority, New York, Senior Revenue Bonds, Series 2003A, 5.000%, 11/01/23	11/13 at 100.00	AAA	628,428
500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo	5/14 at 100.00	AA+	509,655
	City School District, Series 2004, 5.750%, 5/01/26 – AGM Insured
500	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds,	7/12 at 100.00	AA–	523,545
	Series 2002A, 5.500%, 1/01/20 – NPFG Insured
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local
	Government Assistance Corporation, Series 2004A:
250	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	260,768
200	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	209,196
1,225	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	1,245,813
600	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal	1/17 at 100.00	AA–	606,414
	Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured
670	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	2/13 at 100.00	AAA	702,147
	Series 2003E, 5.000%, 2/01/23 – FGIC Insured
550	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal	11/17 at 100.00	AAA	571,054
	Series 2007C-1, 5.000%, 11/01/27
535	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender	5/19 at 100.00	AAA	498,839
	Option Bond Trust 3545, 13.613%, 5/01/32 (IF)

Nuveen Investments 47

Nuveen New York Select Tax-Free Income Portfolio (continued)
NXN	Portfolio of Investments March 31, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 775	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds,	12/17 at 100.00	AAA	$ 808,790
	Series 2008A, 5.000%, 12/15/26 (UB)
250	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series	4/14 at 100.00	AA	259,235
	2004A, 5.000%, 4/01/21 – NPFG Insured
425	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007,	10/17 at 100.00	AA	434,580
	5.000%, 4/01/27
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B,	No Opt. Call	AA	653,003
	5.500%, 4/01/20 – AMBAC Insured (UB)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and
	State Contingency Contract-Backed Bonds, Series 2003A-1:
1,000	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,044,420
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	256,093
500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and	6/13 at 100.00	AA–	521,270
	State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21
9,400	Total Tax Obligation/Limited			9,733,250
	Transportation – 2.9%
180	Albany Parking Authority, New York, Revenue Bonds, Series 2001A, 5.625%, 7/15/25	7/11 at 101.00	BBB+	180,826
500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A,	No Opt. Call	A	553,310
	5.000%, 11/15/15 – FGIC Insured
100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	100,201
	AGM Insured
105	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth	6/15 at 101.00	Aa2	105,242
	Series 2005, 5.000%, 12/01/31 – SYNCORA GTY Insured
120	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty	8/17 at 100.00	AA+	118,411
	Eighth Series 2007, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB–	296,386
215	6.000%, 12/01/36	12/20 at 100.00	BBB–	207,724
1,510	Total Transportation			1,562,100
	U.S. Guaranteed – 4.9% (4)
220	Albany Parking Authority, New York, Revenue Bonds, Series 2001A, 5.625%, 7/15/25	7/11 at 101.00	BBB+ (4)	225,595
	(Pre-refunded 7/15/11)
880	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk	No Opt. Call	AAA	1,020,527
	County Issue, Series 1986, 7.375%, 7/01/16 (ETM)
250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish	5/13 at 100.00	Aaa	274,448
	Group, Series 2003, 5.375%, 5/01/23 (Pre-refunded 5/01/13)
180	Suffolk County Water Authority, New York, Water Revenue Bonds, Series 1986V,	No Opt. Call	AAA	187,065
	6.750%, 6/01/12 (ETM)
880	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2002-1, 5.500%, 7/15/24	7/12 at 100.00	AAA	927,142
	(Pre-refunded 7/15/12)
2,410	Total U.S. Guaranteed			2,634,777
	Utilities – 3.3%
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
570	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–	586,256
430	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A–	438,398
500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New	9/11 at 100.00	BBB+	500,510
	York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – NPFG Insured
250	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue	11/11 at 101.00	Baa2	254,313
	Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory
	put 11/15/12) (Alternative Minimum Tax)
1,750	Total Utilities			1,779,477

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 12.8%
$ 2,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/11 at 101.00	AAA	$ 2,502,396
	Bonds, Fiscal Series 2001C, 5.125%, 6/15/33
275	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue	6/18 at 100.00	AA+	242,858
	Bonds, Tender Option Bond Trust 3484, 17.625%, 6/15/32 (IF)
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Loan,
	Series 2002B:
2,000	5.250%, 6/15/19	6/12 at 100.00	AAA	2,092,199
2,000	5.000%, 6/15/27	6/12 at 100.00	AAA	2,049,820
6,775	Total Water and Sewer			6,887,273
$ 53,810	Total Investments (cost $54,018,637) – 100.5%			53,956,522
	Floating Rate Obligations – (1.9)%			(1,005,000)
	Other Assets Less Liabilities – 1.4%			753,620
	Net Assets – 100%			$ 53,705,142

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 49

Statement of
Assets & Liabilities
March 31, 2011

	Select	Select	Select	California	New York
	Tax-Free	Tax-Free 2	Tax-Free 3	Select Tax-Free	Select Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Assets
Investments, at value
(cost $227,294,266, $242,919,749, $177,339,204,
$88,083,125 and $54,018,637, respectively)	$221,298,941	$225,677,723	$173,413,576	$85,125,406	$53,956,522
Cash	354,575	551,638	497,836	—	125,975
Receivables:
Interest	3,599,169	3,741,771	2,646,591	1,076,937	849,570
Investments sold	—	40,497	25,210	—	—
Other assets	56,436	58,475	42,764	21,190	13,244
Total assets	225,309,121	230,070,104	176,625,977	86,223,533	54,945,311
Liabilities
Cash overdraft	—	—	—	85,300	—
Floating rate obligations	—	1,000,000	—	1,540,000	1,005,000
Dividends payable	901,659	917,969	651,684	322,141	184,562
Accrued expenses:
Management fees	42,935	53,376	41,408	20,191	12,833
Other	96,580	83,161	86,838	56,868	37,774
Total liabilities	1,041,174	2,054,506	779,930	2,024,500	1,240,169
Net assets	$224,267,947	$228,015,598	$175,846,047	$84,199,033	$53,705,142
Shares outstanding	16,511,417	17,695,939	13,018,458	6,267,291	3,916,592
Net asset value per share outstanding	$13.58	$12.89	$13.51	$13.43	$13.71
Net assets consist of:
Shares, $.01 par value per share	$165,114	$176,959	$130,185	$62,673	$39,166
Paid-in surplus	229,503,065	246,884,130	179,142,602	87,267,477	53,739,413
Undistributed (Over-distribution of)
net investment income	1,060,422	258,232	498,395	137,282	104,497
Accumulated net realized gain (loss)	(465,329)	(2,061,697)	493	(310,680)	(115,819)
Net unrealized appreciation (depreciation)	(5,995,325)	(17,242,026)	(3,925,628)	(2,957,719)	(62,115)
Net assets	$224,267,947	$228,015,598	$175,846,047	$84,199,033	$53,705,142
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

50 Nuveen Investments

Statement of
Operations
Year Ended March 31, 2011

	Select	Select	Select	California	New York
	Tax-Free	Tax-Free 2	Tax-Free 3	Select Tax-Free	Select Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Investment Income	$12,442,964	$12,298,352	$9,270,835	$4,611,052	$2,728,974
Expenses
Management fees	526,583	655,525	506,174	247,621	155,814
Shareholders’ servicing agent fees and expenses	22,319	20,543	17,484	5,991	5,246
Interest expense on floating rate obligations	—	7,960	—	10,793	5,633
Custodian’s fees and expenses	46,334	48,698	38,084	21,918	17,611
Trustees’ fees and expenses	5,279	5,418	4,133	2,000	1,259
Professional fees	90,777	132,309	47,610	12,105	10,378
Shareholders’ reports – printing and mailing expenses	46,539	48,877	36,970	17,393	13,305
Stock exchange listing fees	9,253	9,220	9,172	9,089	9,111
Investor relations expense	—	—	—	—	67
Other expenses	763	1,016	3,134	5,737	6,989
Total expenses before custodian fee credit	747,847	929,566	662,761	332,647	225,413
Custodian fee credit	(2,856)	(2,216)	(1,497)	(97)	(561)
Net expenses	744,991	927,350	661,264	332,550	224,852
Net investment income (loss)	11,697,973	11,371,002	8,609,571	4,278,502	2,504,122
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	378,580	124,603	7,746	321,966	(52,944)
Change in net unrealized appreciation
(depreciation) of investments	(10,357,591)	(11,123,104)	(7,416,691)	(3,775,747)	(1,410,318)
Net realized and unrealized gain (loss)	(9,979,011)	(10,998,501)	(7,408,945)	(3,453,781)	(1,463,262)
Net increase (decrease) in net assets from operations	$1,718,962	$372,501	$1,200,626	$824,721	$1,040,860

See accompanying notes to financial statements.

Nuveen Investments 51

Statement of

Changes in Net Assets

	Select Tax-Free (NXP)		Select Tax-Free 2 (NXQ)		Select Tax-Free 3 (NXR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/11	3/31/10	3/31/11	3/31/10	3/31/11	3/31/10
Operations
Net investment income (loss)	$11,697,973	$11,988,538	$11,371,002	$11,980,343	$8,609,571	$8,677,072
Net realized gain (loss) from investments	378,580	52,099	124,603	(381,407)	7,746	11,888
Change in net unrealized appreciation
(depreciation) of investments	(10,357,591)	10,863,997	(11,123,104)	16,031,656	(7,416,691)	8,445,903
Net increase (decrease) in net assets
from operations	1,718,962	22,904,634	372,501	27,630,592	1,200,626	17,134,863
Distributions to Shareholders
From net investment income	(11,781,528)	(11,808,528)	(11,780,156)	(11,759,649)	(8,354,275)	(8,340,466)
From accumulated net realized gains	—	—	—	—	(14,320)	(12,996)
Decrease in net assets from distributions
to shareholders	(11,781,528)	(11,808,528)	(11,780,156)	(11,759,649)	(8,368,595)	(8,353,462)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	462,007	657,992	322,937	458,195	235,146	319,912
Net increase (decrease) in net assets
from capital share transactions	462,007	657,992	322,937	458,195	235,146	319,912
Net increase (decrease) in net assets	(9,600,559)	11,754,098	(11,084,718)	16,329,138	(6,932,823)	9,101,313
Net assets at the beginning of year	233,868,506	222,114,408	239,100,316	222,771,178	182,778,870	173,677,557
Net assets at the end of year	$224,267,947	$233,868,506	$228,015,598	$239,100,316	$175,846,047	$182,778,870
Undistributed (Over-distribution of) net
investment income at the
end of year	$1,060,422	$1,144,492	$258,232	$680,474	$498,395	$253,475

See accompanying notes to financial statements.

52 Nuveen Investments

	California Select Tax-Free (NXC)		New York Select Tax-Free (NXN)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Operations
Net investment income (loss)	$4,278,502	$4,213,923	$2,504,122	$2,441,261
Net realized gain (loss) from investments	321,966	226,399	(52,944)	(5,962)
Change in net unrealized appreciation
(depreciation) of investments	(3,775,747)	4,328,914	(1,410,318)	2,655,873
Net increase (decrease) in net assets
from operations	824,721	8,769,236	1,040,860	5,091,172
Distributions to Shareholders
From net investment income	(4,174,015)	(4,174,015)	(2,395,928)	(2,393,983)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions
to shareholders	(4,174,015)	(4,174,015)	(2,395,928)	(2,393,983)
Capital Share Transactions
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	53,132	41,902
Net increase (decrease) in net assets
from capital share transactions	—	—	53,132	41,902
Net increase (decrease) in net assets	(3,349,294)	4,595,221	(1,301,936)	2,739,091
Net assets at the beginning of year	87,548,327	82,953,106	55,007,078	52,267,987
Net assets at the end of year	$84,199,033	$87,548,327	$53,705,142	$55,007,078
Undistributed (Over-distribution of) net
investment income at the
end of year	$137,282	$37,041	$104,497	$(1,802)

See accompanying notes to financial statements.

Nuveen Investments 53

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

			Investment Operations			Less Distributions
			Net					Ending
	Beginning	Net	Realized/		Net			Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital		Asset	Market
	Value	Income	Gain (Loss)	Total	Income	Gains	Total	Value	Value
Select Tax-Free (NXP)
Year Ended 3/31:
2011	$14.19	$.71	$(.61)	$.10	$(.71)	$—	$(.71)	$13.58	$13.25
2010	13.52	.73	.66	1.39	(.72)	—	(.72)	14.19	14.74
2009	14.30	.71	(.81)	(.10)	(.68)	—	(.68)	13.52	13.67
2008	14.72	.70	(.44)	.26	(.68)	—	(.68)	14.30	14.24
2007	14.62	.70	.08	.78	(.68)	—	(.68)	14.72	14.85

Select Tax-Free 2 (NXQ)
Year Ended 3/31:
2011	13.53	.64	(.61)	.03	(.67)	—	(.67)	12.89	12.40
2010	12.63	.68	.89	1.57	(.67)	—	(.67)	13.53	13.81
2009	13.93	.67	(1.30)	(.63)	(.67)	—	(.67)	12.63	13.14
2008	14.60	.66	(.69)	(.03)	(.64)	—	(.64)	13.93	13.79
2007	14.44	.66	.14	.80	(.64)	—	(.64)	14.60	14.07

54 Nuveen Investments

				Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)
	Based on	Ending
Based on	Net	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	Assets	Including	Excluding	Investment	Turnover
Value(a)	Value(a)	(000)	Interest(c)	Interest	Income	Rate

(5.40)%	.69%	$224,268	.32%	.32%	5.05%	6%
13.45	10.45	233,869	.32	.32	5.20	3
.89	(.65)	222,114	.33	.33	5.12	11
.61	1.83	234,494	.32	.32	4.83	4
9.59	5.48	241,074	.31	.31	4.77	2

(5.56)	.13	228,016	.39	.39	4.81	6
10.45	12.62	239,100	.37	.37	5.12	4
.24	(4.63)	222,771	.39	.38	5.08	6
2.69	(.24)	245,244	.40	.36	4.58	7
10.21	5.62	257,037	.37	.36	4.50	3

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments 55

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations			Less Distributions
			Net						Ending
	Beginning	Net	Realized/		Net				Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital			Asset	Market
	Value	Income	Gain (Loss)	Total	Income	Gains		Total	Value	Value
Select Tax-Free 3 (NXR)
Year Ended 3/31:
2011	$14.06	$.66	$(.57)	$.09	$(.64)	$—	*	$(.64)	$13.51	$13.03
2010	13.38	.67	.65	1.32	(.64)	—	*	(.64)	14.06	14.22
2009	13.98	.66	(.62)	.04	(.64)	—		(.64)	13.38	13.57
2008	14.42	.64	(.44)	.20	(.64)	—		(.64)	13.98	13.75
2007	14.29	.64	.13	.77	(.64)	—		(.64)	14.42	14.01

California Select Tax-Free (NXC)
Year Ended 3/31:
2011	13.97	.68	(.55)	.13	(.67)	—		(.67)	13.43	12.59
2010	13.24	.67	.73	1.40	(.67)	—		(.67)	13.97	13.08
2009	14.09	.66	(.84)	(.18)	(.67)	—		(.67)	13.24	12.00
2008	14.73	.66	(.65)	.01	(.64)	(.01)		(.65)	14.09	14.08
2007	14.57	.64	.18	.82	(.64)	(.02)		(.66)	14.73	14.22

56 Nuveen Investments

				Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)
	Based on	Ending
Based on	Net	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	Assets	Including	Excluding	Investment	Turnover
Value(a)	Value(a)	(000)	Interest(c)	Interest	Income	Rate

(3.98)%	.62%	$175,846	.37%	.37%	4.75%	4%
9.70	10.05	182,779	.38	.38	4.81	3
3.51	.34	173,678	.39	.39	4.83	5
2.91	1.42	181,288	.38	.36	4.49	2
9.15	5.51	186,969	.38	.37	4.43	9

1.18	.83	84,199	.38	.37	4.89	8
14.71	10.71	87,548	.41	.39	4.87	4
(10.34)	(1.30)	82,953	.43	.41	4.85	12
3.68	.05	88,224	.44	.38	4.52	8
9.89	5.72	92,177	.40	.39	4.37	16

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Nuveen Investments 57

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

			Investment Operations			Less Distributions
			Net					Ending
	Beginning	Net	Realized/		Net			Net	Ending
	Net Asset	Investment	Unrealized		Investment	Capital		Asset	Market
	Value	Income	Gain (Loss)	Total	Income	Gains	Total	Value	Value
New York Select Tax-Free (NXN)
Year Ended 3/31:
2011	$14.06	$.64	$(.38)	$.26	$(.61)	$—	$(.61)	$13.71	$13.06
2010	13.37	.62	.68	1.30	(.61)	—	(.61)	14.06	13.80
2009	13.79	.62	(.43)	.19	(.61)	—	(.61)	13.37	13.08
2008	14.28	.62	(.49)	.13	(.61)	(.01)	(.62)	13.79	13.79
2007	14.19	.61	.13	.74	(.61)	(.04)	(.65)	14.28	14.15

58 Nuveen Investments

				Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)
	Based on	Ending
Based on	Net	Net	Expenses	Expenses	Net	Portfolio
Market	Asset	Assets	Including	Excluding	Investment	Turnover
Value(a)	Value(a)	(000)	Interest(c)	Interest	Income	Rate

(1.08)%	1.84%	$53,705	.41%	.40%	4.55%	3%
10.31	9.89	55,007	.44	.42	4.50	1
(.57)	1.47	52,268	.47	.45	4.57	1
2.06	.94	53,908	.46	.43	4.35	20
11.15	5.30	55,828	.46	.42	4.29	6

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

See accompanying notes to financial statements.

Nuveen Investments 59

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN) (collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”) to house its portfolio management capabilities and serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

60 Nuveen Investments

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2011, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust

Nuveen Investments 61

Notes to

Financial Statements (continued)

as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended March 31, 2011, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At March 31, 2011, the Funds were not invested in externally-deposited Recourse Trusts.

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Maximum exposure to Recourse Trusts	$—	$—	$—	$—	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended March 31, 2011, were as follows:

		California	New York
	Select	Select	Select
	Tax-Free 2	Tax-Free	Tax-Free
	(NXQ)	(NXC)	(NXN)
Average floating rate obligations outstanding	$1,000,000	$1,540,000	$1,005,000
Average annual interest rate and fees	0.80%	0.70%	0.56%

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended March 31, 2011.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

62 Nuveen Investments

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of March 31, 2011:

Select Tax-Free (NXP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$221,296,136	$—	$221,296,136
Common Stocks	2,805	—	—	2,805
Total	$2,805	$221,296,136	$—	$221,298,941
Select Tax-Free 2 (NXQ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$225,675,033	$—	$225,675,033
Common Stocks	2,690	—	—	2,690
Total	$2,690	$225,675,033	$—	$225,677,723
Select Tax-Free 3 (NXR)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$173,412,794	$—	$173,412,794
Common Stocks	782	—	—	782
Total	$782	$173,412,794	$—	$173,413,576
California Select Tax-Free (NXC)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$85,125,406	$—	$85,125,406
New York Select Tax-Free (NXN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$53,956,522	$—	$53,956,522
During the fiscal year ended March 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended March 31, 2011.

4. Fund Shares

The Funds did not repurchase any of their outstanding shares during the fiscal year ended March 31, 2011, or the fiscal year ended March 31, 2010.

Transactions in shares were as follows:

	Select		Select		Select
	Tax-Free (NXP)		Tax-Free 2 (NXQ)		Tax-Free 3 (NXR)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10	3/31/11	3/31/10
Shares issued to shareholders
due to reinvestment of distributions	32,336	47,024	23,798	34,706	16,661	23,083

Nuveen Investments 63

Notes to
Financial Statements (continued)
	California Select		New York Select
	Tax-Free (NXC)		Tax-Free (NXN)
	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/11	3/31/10	3/31/11	3/31/10
Shares issued to shareholders
due to reinvestment of distributions	—	—	3,724	3,021

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the fiscal year ended March 31, 2011, were as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Purchases	$14,463,224	$13,488,051	$6,679,177	$6,958,146	$1,890,167
Sales and maturities	14,964,449	13,597,514	6,841,675	7,392,416	1,878,260

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, when applicable), as determined on a federal income tax basis, were as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Cost of investments	$226,814,383	$241,640,093	$177,071,048	$86,536,720	$53,003,059
Gross unrealized:
Appreciation	$10,035,726	$5,445,681	$5,528,453	$1,468,299	$954,853
Depreciation	(15,551,168)	(22,408,051)	(9,185,925)	(4,422,847)	(1,004,698)
Net unrealized appreciation (depreciation) of investments	$(5,515,442)	$(16,962,370)	$(3,657,472)	$(2,954,548)	$(49,845)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at March 31, 2011, the Funds’ tax year end, as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Paid-in-surplus	$405	$9,131	$16,160	$3,609	$—
Undistributed (Over-distribution of) net investment income	(515)	(13,088)	(10,376)	(4,246)	(1,895)
Accumulated net realized gain (loss)	110	3,957	(5,784)	637	1,895

64 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2011, the Funds’ tax year end, were as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Undistributed net tax-exempt income*	$1,507,365	$956,516	$926,575	$481,944	$291,976
Undistributed net ordinary income**	55,604	4,185	185	—	—
Undistributed net long-term capital gains	—	—	465	—	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2011, paid on April 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2011 and March 31, 2010, was designated for purposes of the dividends paid deduction as follows:

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
2011	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Distributions from net tax-exempt income***	$11,779,604	$11,778,835	$8,353,383	$4,174,015	$2,395,738
Distributions from net ordinary income**	—	—	—	—	—
Distributions from net long-term capital gains****	—	—	14,320	—	—

				California	New York
	Select	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free 3	Tax-Free	Tax-Free
2010	(NXP)	(NXQ)	(NXR)	(NXC)	(NXN)
Distributions from net tax-exempt income	$11,501,182	$11,757,723	$8,339,231	$4,174,015	$2,393,829
Distributions from net ordinary income**	263,468	—	306	—	—
Distributions from net long-term capital gains	—	—	12,690	—	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2011, as Exempt Interest Dividends.
****
The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2011.

At March 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			California	New York
	Select	Select	Select	Select
	Tax-Free	Tax-Free 2	Tax-Free	Tax-Free
	(NXP)	(NXQ)	(NXC)	(NXN)
Expiration:
March 31, 2015	$465,330	$1,317,559	$—	$—
March 31, 2016	—	7,597	29,942	40,192
March 31, 2017	—	400,800	107,619	15,314
March 31, 2018	—	—	—	9,265
March 31, 2019	—	335,742	173,121	27,908
Total	$465,330	$2,061,698	$310,682	$92,679

During the tax year ended March 31, 2011, Select Tax-Free (NXP) utilized $378,690 of its capital loss carryforwards.

Nuveen Investments 65

Notes to

Financial Statements (continued)

The following Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through March 31, 2011, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

New York Select Tax-Free (NXN)
Post-October capital losses	$23,141

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

		Select Tax-Free 2 (NXQ)
		Select Tax-Free 3 (NXR)
		California Select Tax-Free (NXC)
	Select Tax-Free (NXP)	New York Select Tax-Free (NXN)
Average Daily Managed Assets*	Fund-Level Fee Rate	Fund-Level Fee Rate
For the first $125 million	.0500%	.1000%
For the next $125 million	.0375	.0875
For the next $250 million	.0250	.0750
For the next $500 million	.0125	.0625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2011, the complex-level fee rate for these Funds was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

66 Nuveen Investments

Board Members & Officers(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Number
Name,	Position(s) Held	Year First	Principal	of Portfolios
Birthdate	the Funds	Elected or	Occupation(s)	in Fund
& Address		Appointed	Including other	Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director,
8/22/40	Chairman of		Humanities Council of Washington, D.C.; Board Member,
333 W. Wacker Drive	the Board	1996	Independent Directors Council affiliated with the Investment	246
Chicago, IL 60606	and Board Member		Company Institute.

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
10/22/48			corporation (since 1996); Director and Chairman, United Fire
333 W. Wacker Drive	Board Member	1999	Group, a publicly held company; President Pro Tem of the Board of	246
Chicago, IL 60606			Regents for the State of Iowa University System; Director, Source Media
Group; Life Trustee of Coe College and the Iowa College Foundation;
formerly, Director, Alliant Energy; formerly, Director, Federal
Reserve Bank of Chicago; formerly, President and Chief Operating
Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since
3/6/48			2006); Director (since 2004) of Xerox Corporation; Director
333 W. Wacker Drive	Board Member	2004	(since 2005), Beta Gamma Sigma International Honor Society;	246
Chicago, IL 60606			Director of Wellmark, Inc. (since 2009); formerly, Dean and
Distinguished Professor of Finance, School of Business at the
University of Connecticut (2003-2006); previously, Senior Vice
President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit
Research Center at Georgetown University.

■ DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management
10/28/42			Company; retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive	Board Member	2005	Fleming Asset Management, President and CEO, Banc One	246
Chicago, IL 60606			Investment Advisors Corporation, and President, One Group
Mutual Funds; prior thereto, Executive Vice President, Banc One
Corporation and Chairman and CEO, Banc One Investment
Management Group; Member, Board of Regents, Luther College;
member of the Wisconsin Bar Association; member of Board of
Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater
Milwaukee Foundation.

■ WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment
9/24/44			company; formerly, Senior Partner and Chief Operating Officer
333 W. Wacker Drive	Board Member	1997	(retired 2004) of Miller-Valentine Group; member, University of	246
Chicago, IL 60606			Dayton Business School Advisory Council;member, Mid-America
Health System Board; formerly, member and chair, Dayton Philharmonic
Orchestra Association; formerly, member, Business Advisory Council,
Cleveland Federal Reserve Bank.

Nuveen Investments 67

Board Members & Officers (Unaudited) (continued)

Number
Name,	Position(s) Held	Year First	Principal	of Portfolios
Birthdate	withthe Funds	Elected or	Occupation(s)	in Fund
& Address		Appointed	Including other	Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member
Independent Board Members:
■ JUDITH M. STOCKDALE			Executive Director, Gaylord and Dorothy Donnelley
12/29/47	Board Member		Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive		1997	Great Lakes Protection Fund (1990-1994).	246
Chicago, IL 60606

■ CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director,
6/28/47			C2 Options Exchange, Incorporated (since 2009); formerly,
333 W. Wacker Drive	Board Member	2007	Commissioner, New York State Commission on Public Authority	246
Chicago, IL 60606			Reform (2005-2010); formerly, Chair, New York Racing Association
Oversight Board (2005-2007).

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing
8/16/44			Board, Investment Company Institute’s Independent Directors
333 W. Wacker Drive	Board Member	2011	Council; governance consultant and non-profit board member;	246
Chicago, IL 60606			former Owner and President, Strategic Management Resources, Inc.
a management consulting firm; previously, held several executive positions in general management, marketing and human resources at
IBM and The Pillsbury Company; Independent Director, First American
Fund Complex (1987-2010) and Chair (1997-2010).
■ TERENCE J. TOTH(2)
9/29/59			Director, Legal & General Investment Management America, Inc.
333 W. Wacker Drive	Board Member	2008	(since 2008); Managing Partner, Promus Capital (since 2008);	246
Chicago, IL 60606			formerly, CEO and President, Northern Trust Global Investments
(2004-2007); Executive Vice President, Quantitative Management
& Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman
Theatre Board (since 2004), Chicago Fellowship Board (since
2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern
Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board
(1997-2004).
Interested Board Member:
■ JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director (since
6/14/61			1999) of Nuveen Investments, Inc., formerly, President (1999-2007);
333 W. Wacker Drive	Board Member	2008	Chief Executive Officer (since 2007) of Nuveen Investments Advisors,	246
Chicago, IL 60606			Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010)
of Nuveen Fund Advisors, Inc.

68 Nuveen Investments

Number
Name,	Position(s) Held	Year First	Principal	of Portfolios
Birthdate	with the Funds	Elected or	Occupation(s)	in Fund
and Address		Appointed(4)	During Past 5 Years	Complex
Overseen
by Officer
Officers of the Funds:
■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate
9/9/56	Chief		General Counsel of Nuveen Securities, LLC; Managing Director
333 W. Wacker Drive	Administrative	1988	(since 2004) and Assistant Secretary (since 1994) of Nuveen	246
Chicago, IL 60606	Officer		Investments, Inc.; Managing Director (since 2002), Assistant
Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen
Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate
General Counsel of Nuveen Asset Management, LLC (since 2011);
Managing Director, Associate General Counsel and Assistant Secretary
of Symphony Asset Management LLC (since 2003); Vice President and
Assistant Secretary of NWQ Investment Management Company, LLC
(since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds
Global Investors LLC, and Santa Barbara Asset Management, LLC
(since 2006), Nuveen HydePark Group LLC and Nuveen Investment
Solutions, Inc. (since 2007) and of Winslow Capital Management Inc.
(since 2010); Chief Administrative Officer and Chief Compliance Officer
(since 2010) of Nuveen Commodities Asset Management, LLC;
Chartered Financial Analyst.

■ WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products
6/9/55			(since 2010), formerly, Executive Vice President (1999-2010)
333 W. Wacker Drive	Vice President	2007	of Nuveen Securities, LLC; Co-President of Nuveen Fund	132
Chicago, IL 60606			Advisors, Inc. (since 2011); Managing Director (since 2010) of
Nuveen Commodities Asset Management, LLC.

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
1/11/62
333 W. Wacker Drive	Vice President	2007		132
Chicago, IL 60606

■ MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc.
4/11/64			and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of
333 W. Wacker Drive	Vice President	2009	Institutional Asset Management (2007-2008) of Bear Stearns Asset	246
Chicago, IL 60606			Management; Head of Institutional Asset Management (1986-2007) of
Bank of NY Mellon; Chartered Financial Analyst.

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Securities, LLC and
10/24/45			Managing Director (since 2005) of Nuveen Fund Advisors, Inc.
333 W. Wacker Drive	Vice President	1998		246
Chicago, IL 60606

■ STEPHEN D. FOY			Senior Vice President (since 2010), formerly, Vice President (1993-
5/31/54	Vice President		2010) and Funds Controller (since 1998) of Nuveen Securities,
333 W. Wacker Drive	and Controller	1998	LLC; Senior Vice President (since 2010), formerly, Vice President	246
Chicago, IL 60606			(2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.

Nuveen Investments 69

Board Members & Officers (Unaudited) (continued)

Number
Name,	Position(s) Held	Year First	Principal	of Portfolios
Birthdate	with the Funds	Elected or	Occupation(s)	in Fund
and Address		Appointed(4)	During Past 5 Years	Complex
Overseen
by Officer
Officers of the Funds:
■ SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer
8/20/70	Vice President		(since 2009) of Nuveen Securities, LLC; Managing Director and
333 W. Wacker Drive	and Treasurer	2009	Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen	246
Chicago, IL 60606			Investment Solutions, Inc., Nuveen Investments Advisers, Inc.,
Nuveen Investments Holdings Inc. and (since (2011) Nuveen
Asset Management, LLC; Vice President and Treasurer of
NWQ Investment Management Company, LLC, Tradewinds
Global Investors, LLC, Symphony Asset Management LLC and
Winslow Capital Management, Inc.; Vice President of Santa
Barbara Asset Management, LLC; formerly, Treasurer (2006-
2009), Senior Vice President (2008-2009), previously, Vice
President (2006-2008) of Janus Capital Group, Inc.; formerly,
Senior Associate in Morgan Stanley’s Global Financial
Services Group (2000-2003); Chartered Accountant
Designation.

■ WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008)
2/24/70	Chief Compliance		of Nuveen Securities, LLC; Senior Vice President (since 2008)
333 W. Wacker Drive	Officer and	2003	and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606	Vice President

■ TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen
8/27/61			Securities, LLC (1999-2009); Senior Vice President (since 2010),
333 W. Wacker Drive	Vice President	2002	formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	246
Chicago, IL 60606

■ LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President
7/27/51	Vice President and		(1993-2010), Assistant Secretary and Assistant General Counsel
333 W. Wacker Drive	Assistant Secretary	1997	of Nuveen Securities, LLC; Senior Vice President (since 2011) of	246
Chicago, IL 60606			Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of
Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly
Vice President (2005-2010), and Assistant Secretary (since 1997) of
Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen
Investments Advisers, Inc. (since 2002), NWQ Investment Management
Company, LLC, Symphony Asset Management LLC (since 2003),
Tradewinds Global Investors, LLC, Santa Barbara Asset Management,
LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment
Solutions, Inc. (since 2007); and of Winslow Capital Management, Inc.
(since 2010); Vice President and Assistant Secretary of Nuveen Commodities
Asset Management, LLC (since 2010).

■ KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008),
3/26/66	Vice President		Nuveen Securities, LLC; Managing Director (since 2008), Assistant
333 W. Wacker Drive	and Secretary	2007	Secretary (since 2007) and Co-General Counsel (since 2011)	246
Chicago, IL 60606			of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary
and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC; Managing Director (since 2008), and Assistant
Secretary, Nuveen Investment Holdings, Inc.; Vice President
(since 2007) and Assistant Secretary of Nuveen Investments Advisers
Inc., NWQ Investment Management Company, LLC, Tradewinds
Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management
LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark
Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management,
LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

70 Nuveen Investments

Number
Name,	Position(s) Held	Year First	Principal	of Portfolios
Birthdate	with the Funds	Elected or	Occupation(s)	in Fund
and Address		Appointed(4)	During Past 5 Years	Complex
Overseen
by Officer
Officers of the Funds:
■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel
3/30/53	Vice President and		(since 2011) of Nuveen Fund Advisors, Inc.; Managing Director,
800 Nicollet Mall	Assistant Secretary	2011	Assistant Secretary and Associate General Counsel (since 2011)	246
Minneapolis, MN 55402			of Nuveen Asset Management, LLC; Managing Director and
Assistant Secretary (since 2011) of Nuveen Securities, LLC;
formerly, Secretary of FASF (2004-2010); Deputy General
Counsel, FAF Advisors, Inc. (2004-2010).

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 71

Annual Investment Management
Agreement Approval Process(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

72 Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

Nuveen Investments 73

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Funds) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Funds underperformed the performance of their benchmarks in the three-year period but outperformed the performance of their benchmarks in the one-year period.

74 Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis point or less) the peer averages of their Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations,

Nuveen Investments 75

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as

76 Nuveen Investments

any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

Nuveen Investments 77

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

78 Nuveen Investments

Board Approval of Sub-Advisory
Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

Nuveen Investments 79

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

80 Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 81

Glossary of Terms
Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

•
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typi- cally also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

82 Nuveen Investments

•
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

•	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

•
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 83

Notes

84 Nuveen Investments

Notes

Nuveen Investments 85

Notes

86 Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-B-0311D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is "independent" for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Tax-Free Income Portfolio 3

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
March 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2010	$13,387	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
March 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2011	$0	$0	$0	$0
March 31, 2010	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 3

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Thomas Spalding	Registered Investment Company	20	$10.027 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$18 million
*	Assets are as of March 31, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of December 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation  in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Thomas Spalding	Nuveen Select Tax-Free Income Portfolio 3	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 21 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 3

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: June 6, 2011